UG United Guaranty

MASTER POLICY

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

A MEMBER COMPANY OF AMERICAN INTERNATIONAL GROUP

230 NORTH ELM STREET, GREENSBORO, NC 27401

P.O. BOX 20327, GREENSBORO, NC 27420-0327

(LOCAL) 336-373-0232 (WATS) 800-334-0296 (FAX) 336-272-1785

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA, a stock insurance company herein called the Company, in consideration of the premium or premiums to be paid as hereinafter specified and in reliance upon the Insured's representations and statements made in any application for coverage under this Policy and in any documents and writings, including any data transferred by electronic media related thereto, agrees to pay to the Insured identified below benefits as herein set forth upon Default by a Borrower on a loan, subject to the terms and conditions of the related Certificate and of this Policy.

INSURED

Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee for Structured Asset Securities Corporation, Series 2003-S2

SECURITY:

Structured Asset Securities Corporation Series 2003-S2

INITIAL PREMIUM: See attached rate sheet. Initial Premium is due on December 18, 2003 and may be paid by wire or check.

SUBSEQUENT PREMIUM: See attached rate sheet. Renewal premiums are due on the 18th of each month and may be paid by wire or check.

MAXIMUM CUMULATIVE LIABILITY PERCENTAGE: 10.0%

POLICY	EFFECTIVE DATE
GCD	11/26/2003

ENDORSEMENTS	EFFECTIVE DATES
GCD0335	11/26/2003
GCD0562	11/26/2003
GCD0990	11/26/2003

IN WITNESS THEREOF, the Company has caused this Master Policy to be signed by its duly authorized officers and its corporate seal to be here affixed in facsimile to become effective and binding on the Company when executed by its duly authorized representative.

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

President

CORPORATE SEAL

Elizabeth M. Tuck

Corporate Secretary

Authorized Representative

ATTACH TO MASTER POLICY TERMS AND CONDITIONS

GCD0290
REV 03/99

Page 1 of 1

UG United Guaranty

RESIDENTIAL LOAN REPORTING MASTER POLICY
MONTHLY PREMIUM PLAN
TIERED RATING PROGRAM

United Guaranty Residential Insurance Company of North Carolina
230 N. Elm Street / 27401
P.O. Box 20327
Greensboro, NC 27420-0327
Telephone 336-373-0232
Nationwide 800-334-0296
Facsimile 336-273-1785
Toll-Free Facsimile 800-362-7137

TIER 1 MONTHLY RATES

MAXIMUM CUMULATIVE LIABILITY PERCENTAGE	BASE RATE INITIAL & RENEWAL RATE	BASE RATE PLUS STATED INCOME SURCHARGE INITIAL & RENEWAL RATE
10%	.066% (equals .00066)	.088% (equals .00088)

TIER 2 MONTHLY RATES

MAXIMUM CUMULATIVE LIABILITY PERCENTAGE	BASE RATE INITIAL & RENEWAL RATE	BASE RATE PLUS STATED INCOME SURCHARGE INITIAL & RENEWAL RATE
10%	.108% (equals .00108)	.142% (equals .00142)

TIER 3 MONTHLY RATES

MAXIMUM CUMULATIVE LIABILITY PERCENTAGE	BASE RATE INITIAL & RENEWAL RATE
20%	.193% (equals .00193)

NOTES

1. The Monthly Premium Plan allows for payment of coverage for one month at a time for the life of the Loan in accordance with the Master Policy. The initial premium and renewal premiums are paid monthly on the outstanding principal balance (on the last day of the month) of the total portfolio of loans insured under the Master Policy.

2. This rate may not be available in all states.

CANCELLATION SCHEDULE

1. Premium refunds, if any, are pro rata. On and after the date on which the aggregate Losses paid by the Company with respect to Loans insured under the Master Policy during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding any cancellation of coverage.

GCDMN1103 11/03

page 1 of 1

Terms and Conditions

1

Definitions--

1.1

Borrower--Borrower means any individual required to repay the debt obligation created pursuant to the Loan. The Borrower shall include any co-signer or guarantor of the Loan.

1.2

Certificate--Certificate means the document extending the indicated coverage option to a specified Loan under this Policy.

1.3

Claim--Claim means the filed written request made on a form provided or approved by the Company containing all information, documentation and proof required by the Company in order to receive the benefits of this Policy.

1.4

 Claim Amount--Claim Amount means the amount calculated in accordance with Section 6.2 (Calculation of Claim Amount).

1.5

Combined Loan-to-Value--Combined Loan-to-Value means that ratio, expressed as a percentage, equal to

(a)

the sum of

(i)

 the original principal balance of the Loan and

(ii)

the outstanding principal balance, as of the date the Loan was Consummated, of

(A)

the loan, if any, secured by the First Deed of Trust and

(B)

the loan, if any, secured by any other mortgage, deed of trust or other instrument constituting a lien or encumbrance on the Property subordinate to the First Deed of Trust.

divided by

(b)

the lesser of

(i)

the Fair Market Value of the Property or

(ii)

 the purchase price of the Property plus fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost.

1.6

Commitment--Commitment means the document issued by the Company pursuant to this Policy indicating the terms and conditions under which the Company will extend the indicated coverage option to a specified loan.

1.7

Consummated--Consummated means the later of

(a)

the date on which the Loan was closed and all Loan documents were executed or

(b)

the date on which the funds under the Loan were initially disbursed to or for the account of the Borrower.

1.8

Court Expenses--Court Expenses mean the out-of-pocket cost of initiating and conducting any judicial proceedings for the collection of monies due under the Loan or, if applicable, for the protection of the Insured's position as a secured party under the Second Deed of Trust, Junior Deed of Trust or any other instrument creating a security interest in the Property. These expenses include costs of filing or serving pleadings, conducting discovery and enforcing judgment. These expenses do not include reimbursement for any time spent by the Insured or the Insured's employees, officers or agents, nor do these expenses include attorneys' fees.

1.9

Default--Default means

(a)

the failure by a Borrower to pay when due a nonaccelerated amount equal to or greater than one (1) regular monthly periodic payment due under the terms of the Loan or

(b)

the violation by the Borrower of any Due-on-Sale Clause or

(c)

any default under any lien or other encumbrance

(i)

on the Property, if the Loan is a Type I Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Lien Amount, or

(ii)

 with priority over any applicable Second Deed of Trust or Junior Deed of Trust, if the Loan is

(A)

a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount or

(B)

a Type 2 Loan or

(d)

any default under any loan secured by a lien or encumbrance

(i)

on the Property, if the Loan is a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Lien Amount, or

(ii)

 with priority over any applicable Second Deed of Trust or Junior Deed of Trust, if the Loan is

(A)

a Type I Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount or

(B)

 a Type 2 Loan.

 Default does not mean the violation by the Borrower of any other term or condition of the Loan, or any instrument securing the Loan and creating a lien or encumbrance on the Property, which is the basis for an acceleration of maturity of the Loan and a foreclosure action under the instrument securing the Loan and creating a lien or encumbrance on the Property. A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or on the date the Insured first discovers or should have discovered the violation of a Due-on-Sale Clause. For example, a Loan is "three (3) months in Default" if the monthly installments due on January 1 through March 1 remain unpaid as of the close of business on March 1.

1.10

 Due-on-Sale Clause--Due-on-Sale Clause means a contractual provision granting to the Insured the right to accelerate the maturity of the Loan upon a transfer of title to or an interest in the Property.

1.11

 Effective Date--Effective Date means

(a)

with respect to this Policy, 12:01 a.m. on the date designated as such on the face of this Policy and, (b) with respect to a Certificate,

(i)

 if the Loan identified in the Certificate was submitted under Section 3.1(a), 12:01 a.m. on the date the Loan was Consummated or,

(ii)

 if the Loan identified in the Certificate was submitted under Section 3.1(b), 12:01 a.m. on the later of

(A)

 the date the Company accepted the Loan for coverage under the Reporting Program, as such date is shown on the Exception Approval issued with respect thereto, or

(B)

the date the Loan was Consummated or

(iii)

if the Loan identified in the Certificate was submitted under Section 3.1(c), 12:01 a.m. on the later of

(A)

the Commitment Date, as set forth on the Commitment issued with respect to that Loan, or

(B)

the date the Loan was Consummated.

1.12

Eligible Note--Eligible Note means the written evidence of indebtedness

(a)

under which the Borrower is obligated to repay a loan in positive amortizing monthly installments of principal and interest and

(b)

with an initial term of at least twelve (12) months and

(c)

secured, if the related Loan is or immediately after being Consummated will be a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount or a Type 2 Loan, by a Second Deed of Trust, provided, however, that in any event with the Company's prior written approval, as evidenced in any Exception Approval issued with respect to the loan, the foregoing requirement for a Second Deed of Trust may be satisfied by a Junior Deed of Trust, and

(d)

containing, where permitted by law, itself or in combination with any such applicable Second Deed of Trust or Junior Deed of Trust

(i)

 a clause permitting the Borrower to prepay the principal balance and interest due, if the loan has an adjustable interest rate, at any interest rate modification date without penalty and

(ii)

a clause providing for the acceleration of maturity, at the option of the holder, upon a Default and

(iii)

 if the loan is required to be secured hereunder

(A)

a Due-on-Sale Clause and

(B)

a clause permitting the Insured to make payments on, after default under, any lien or other encumbrance with priority over any applicable Second Deed of Trust or Junior Deed of Trust and/or the loan such prior lien or encumbrance secures and

(C)

a clause providing that the Borrower may not take additional advances under any loan secured by a lien or other encumbrance with priority over any applicable Second Deed of Trust or Junior Deed of Trust and

(D)

a waiver of the Borrower's homestead exemption and

(E)

 a clause providing that any default under any lien or other encumbrance with priority over any applicable Second Deed of Trust or Junior Deed of Trust and/or the loan such prior lien or encumbrance secures is a Default under the Loan.

1.13

Environmental Impairment--Environmental Impairment means nuclear reaction, radioactive containment, contamination by toxic waste, chemicals or other hazardous substance or other pollution, environmental or similar hazard (or outstanding claim of such hazard), not previously disclosed to and approved in writing by the Company, affecting the Property.

1.14

Exception Approval--Exception Approval means that document issued by the Company to the Insured confirming that the Company accepted a loan for coverage under the Reporting Program, notwithstanding that loan's failure to meet the Reporting Program Guidelines in the manner stated in the Exception Approval or the requirement for a Second Deed of Trust or Junior Deed of Trust contained in Section 1.12 (Eligible Note).

1.15

Fair Market Value--Fair Market Value means

(a)

 the tax assessment value of the Property, as of the date the Loan is Consummated, plus fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost, if applicable, or

(b)

the appraised value of the Property, as of the date the Loan is Consummated, plus fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost, if applicable, or

(c)

 for a Type I Loan or a Type 2 Loan less than or equal to the Specified Dollar Amount, the Improved Value, as determined in accordance with and as shown on the Property Value Estimate completed with respect to the Loan, as required or allowed by the Reporting Program Guidelines.

1.16

First Deed of Trust--First Deed of Trust means a mortgage, deed of trust, or other instrument which

(a)

constitutes or is equivalent to a first lien or encumbrance on the Property, subject only to the Permitted Encumbrances, and

(b)

will allow the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the loan secured thereby and thereby acquire title to the Property, subject only to the Permitted Encumbrances.

1.17

Indemnified Persons--Indemnified Persons mean the Company and each of its directors, employees, agents, successors and assigns.

1.18

Insured--Insured means

(a)

 the Person designated on the face of this Policy or

(b)

 any Person

(i)

 to whom coverage has been assigned and

(ii)

 of whom the Company has been notified and

(iii)

to whom approval has been granted in accordance with this Policy.

1.19

Junior Deed of Trust--Junior Deed of Trust means a mortgage, deed of trust, or other instrument which,

(a)

to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge shall be limited to the actual knowledge of its employees and not others, notwithstanding Section 3.2(a)), constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust, the Second Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust, the Second Deed of Trust and the Permitted Encumbrances, if the related Loan is or immediately after being Consummated will be

(i)

a Type I Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount for Type I Loans or

(ii)

a Type 2 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Specified Dollar Amount or

(b)

to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge . shall be limited to the actual. knowledge of its employees and not others, notwithstanding Section 3.2(a)) and as evidenced by a normal and customary title search of the Property (not requiring a title policy unless the Insured so elects) conducted in connection with the Loan, constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust, the Second Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust, the Second Deed of Trust and the Permitted Encumbrances, if the related Loan is or immediately after being Consummated will be a Type 2 Loan in an original amount (as shown in the Exception Approval,

Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Specified Dollar Amount.

1.20

Lien Affidavit--Lien Affidavit means that document, so titled and provided or approved by the Company, executed by the Borrower, and the seller of Property if the Loan is for the purchase of the Property, relating to any liens or encumbrances on the Property.

1.21

Lien Amount--Lien Amount means that amount so identified on the face of this Policy.

1.22

Loan--Loan means

(a)

a disbursement of proceeds or an advance of credit by the Insured to or for the benefit of a Borrower who promises to repay the principal amount of such disbursement or advance, plus interest, if any, at a stated annual rate over time or

(b)

a purchase by the Insured of a note evidencing such an obligation as is described in the preceding subsection (a) or

(c)

a refinancing of such an obligation as is described in the preceding subsection (a) by the Insured with or without an additional disbursement of proceeds or advance of credit,

which is evidenced, in any event, by an Eligible Note and which is covered under this Policy.

1.23

Loan File Documents--Loan File Documents mean

(a)

the original, fully-completed Lien Affidavit, dated and signed by the Borrower (and the seller of the Property, if the Loan was for the purchase of the Property), and

(b)

the original, fully-completed Loan application, dated and signed by the Borrower and

(c)

 the original credit bureau report on the Borrower obtained by the Insured in the Loan application process and any updated credit bureau reports on the Borrower obtained by the Insured and

(d)

the original verification of the Borrower's income obtained by the Insured in the Loan application process (which verification may consist of either a current pay stub or documented telephone inquiry, for non-self-employed Borrowers, or copies of the last two years' federal tax returns, for self-employed Borrowers) and

(e)

the original evidence of property improvements to be completed, if applicable, which was obtained by the Insured before or at the time the Loan was Consummated, and the original completion certificates signed by the Borrower, if the Loan involved a "dealer transaction," and

(f)

a copy of the tax assessment, warranty deed or recorded land contract for sale, if applicable, obtained by the Insured before or at the time the Loan was Consummated and

(g)

the original Eligible Note and

(h)

the original, recorded Second Deed of Trust or Junior Deed of Trust, if applicable, and

(i)

a copy of the New Loan Reporting Form completed by the Insured with respect to the Loan and

 (j)

the original ledger record, maintained by the Insured in its normal course of business, of payments made on the Loan and

(k)

the original documentary evidence of the Insured's efforts to effect a cure of any Default and to collect the Loan and

(1)

the original appraisal, a copy of the purchase contract or the original Property Value Estimate and

(m)

the original documentary evidence obtained by the Insured, before or at the time the Loan was Consummated, that the Combined Loan-to-Value did not exceed ninety percent (90%) and

(n)

if the Loan was for the purchase of the Property, the original documentary evidence obtained by the Insured, before or at the time the Loan was Consummated, that the Borrower made a Ten Percent (10%) Down Payment and

(o)

if the Loan was for the purchase of the Property, the original, fully-completed HUD-1 Settlement Statement dated and signed by the Borrower and

(p)

the Insured's copy of the Certificate and any applicable Exception Approval or Commitment issued with respect to the Loan and

(q)

the original Regulation Z disclosure statement and

(r)

the original documentary evidence (such as cancelled checks) that any debts to be paid with the loan proceeds were paid directly by the lender and

(s)

if the Loan was for the purchase of the Property, a copy of the executed purchase contract and

(t)

the original documentary evidence, if required by Section 1.19 (Junior Deed of Trust) or Section 1.40 (Second Deed of Trust), of the normal and customary title search obtained by the Insured showing that the Loan was, or was to be immediately after the Loan was Consummated, secured by a mortgage, deed of trust, or other instrument which constituted or was equivalent to a Second Deed of Trust or, if applicable, a Junior Deed of Trust.

1.24

Loan Transaction--Loan Transaction means that transaction between the Insured and another Person having the loan, property and other characteristics as set forth on the Exception Approval, Commitment and/or Certificate issued hereunder with respect thereto.

1.25

Loss--Loss means the liability of the Company with respect to a Loan calculated in accordance with this Policy. A Loss shall be deemed to have occurred when a Default occurs, notwithstanding that the amount of Loss is not then either presently ascertainable or due and payable. On and after the date on which aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation with respect to Loans insured hereunder during such Policy Year notwithstanding the potential for additional premium to be due hereunder with respect to such Loans.

1.26

Maximum Cumulative Liability--Maximum Cumulative Liability means, as of any date, an amount determined for each Policy Year and equal to the sum of

(a)

ten percent (10%) of the aggregate total of the Loan Amount, as shown on the Certificate issued with respect thereto, for each Loan insured hereunder during such Policy Year less

(b)

ten percent (10%) of the aggregate total of the Loan Amount, as shown on the Certificate issued with respect thereto, for each Loan insured hereunder during such Policy Year which

(i)

had the coverage therefor transferred in accordance with Section 3.13 (Change of Servicing) or

(ii)

has had the coverage with respect thereto cancelled by the Insured in accordance with Section 3.5 (Cancellation of a Certificate by the Insured) or

(iii)

has had coverage with respect thereto

(A)

cancelled by the Company in accordance with Section 3.6 (Cancellation of a Certificate by the Company) or a Section specified therein or

(B)

terminated in accordance with Section 3.7 (Termination of Coverage) or a Section specified therein or

(iv)

has had a Claim excluded under Section 4 (Exclusions from Coverage).

The Maximum Cumulative Liability shall not be increased by, nor shall the Insured otherwise receive any credit for, any recoveries by the Company from any Borrower or any other Person in connection with any payment made by the Company under this Policy.

1.27

New Loan Reporting Form/Application for Insurance--New Loan Reporting Form/Application for Insurance (the "New Loan Reporting Form") means that document so titled and provided or approved by the Company which, when properly completed, directs the Company to issue its Certificate or makes application for coverage in accordance with and subject to Section 3.1 (Application).

1.28

New Loan Summary Form--New Loan Summary Form means that document so titled and provided or approved by the Company which is used to summarize information about Loans insured under this Policy during the month covered by that particular summary report.

1.29

Permitted Encumbrances--Permitted Encumbrances mean only the following liens, encumbrances, covenants, conditions, restrictions, easements and other impediments to title

(a)

any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent, and

(b)

any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed and

(c)

any impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

1.30

 Person--Person means any individual, corporation, partnership, association or other entity.

1.31

Physical Damage--Physical Damage means any injury, other than Environmental Impairment, to the Property which is tangible, whether caused by accident or otherwise, occurring for whatever reason, including, but not limited to, physical injury or destruction of tangible property, defects in construction, land subsidence, earth movement or slippage, earthquake, flood, or any other act of God, riot, insurrection, civil strife or war.

1.32

Policy--Policy means this contract of insurance and all applications, attachments, Exception Approvals, Commitments, Certificates, amendments, endorsements, and schedules relating hereto, which are incorporated herein and made a part hereof with respect to the Loans to which they relate.

1.33

Policy Year--Policy Year means the annual period from the Effective Date of this Policy until 12:01 a.m. (Eastern Time) of the same day of the following year and each subsequent time period similarly calculated.

1.34

Property--Property means the Residential real property and all improvements thereon, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all replacements or additions thereto

(a)

which secures the Loan and

(b)

which is the Borrower's principal residence or seasonal home and

(c)

in which the Borrower has, or the Borrower and any other "non-Borrower" Person who will be subordinating his interest to the Second Deed of Trust or Junior Deed of Trust, if either is required by Section 1.12 (Eligible Note), have, fee simple title or the interest created by a properly recorded land purchase installment contract.

1.35

Property Value Estimate--Property Value Estimate means that document so titled and provided by, or approved by, the Company.

1.36

Reporting Program Guidelines--Reporting Program Guidelines mean the guidelines designated as such in the Reporting Program Manual.

1.37

Reporting Program Manual--Reporting Program Manual means the document designated as such by the Company in effect as of the date of this Policy, as it may be amended and restated by the Company from time to time, which contains the Reporting Program Guidelines and which sets forth the terms and conditions under which the Insured is to report or apply for coverage under this Policy.

1.38

Residential--Residential means

(a)

a type of building or a portion thereof which is designed for occupancy by not. more than four (4) families or

The term Residential does not include a presently or previously transportable structure, comprised of one or more modules, each built on a permanent chassis, with or without a permanent foundation, also known as a manufactured or mobile home.

1.39

Servicer--Servicer means that Person, if any, who has entered into an agreement with the Insured to issue billings, collect and account for payments of principal and interest from the Borrower, and/or otherwise service the Loan for the Insured. The Company must be notified in writing of the identity of such Servicer within thirty (30) days of its appointment. The Servicer acts as the agent of the Insured for all purposes including receiving any notices and performing any acts under this Policy.

1.40

Second Deed of Trust--Second Deed of Trust means a mortgage, deed of trust, or other instrument which,

(a)

to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge shall be limited to the actual knowledge of its employees and not others, notwithstanding Section 3.2(a)), constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby, directly or by a trustee or other Persons, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, if the related Loan is or immediately after being consummated will be

(i)

a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount for Type I Loans or

(ii)

 a Type 2 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Specified Dollar Amount or

(b)

to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge shall be limited to the actual knowledge of its employees and not others, notwithstanding Section 3.2(a)) and as evidenced by a normal and customary title search of the Property (not requiring a title policy unless the Insured so elects) conducted in connection with the Loan, constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby, directly or by a trustee or other person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, if the related Loan is or immediately after being Consummated will be a Type 2 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Specified Dollar amount.

1.41

Specified Dollar Amount--Specified Dollar Amount means that amount so identified on the face of this Policy.

1.42

Ten Percent (10%) Down Payment--Ten Percent (10%) Down Payment means

(a)

a cash contribution made by the Borrower, prior to or contemporaneously with the Loan being Consummated, with non-borrowed funds towards the purchase price of the Property in. an amount not less than ten percent (10%) of the lesser of

(i)

the Fair Market Value of the Property or

(ii)

the purchase price of the Property plus, if applicable, fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost or

(b)

 a noncash form of equity in the Property provided by the Borrower, as approved by the Company (such approval to be evidenced in an Exception Approval issued with respect to the Loan), in an amount not less than ten percent (10%) of the lesser of

(i)

the Fair Market Value of the Property or

 (ii)

the purchase price of the Property plus, if applicable, fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost.

1.43

Type 1 Loan--Type I Loan means a Loan the proceeds of which (net of any customary and normal closing costs paid from the loan proceeds) have been or will be used exclusively for the alteration, repair, conversion, improvement or modernization of the Property.

1.44

Type 2 Loan--Type 2 Loan means a Loan the proceeds of which may be used for any purpose.

1.45

Underwriting Guidelines--Underwriting Guidelines mean the guidelines designated as such by the Company in effect as of the date of this Policy, as they may be amended and restated by the Company from time to time.

1.46

Gender and Number--As used herein, the masculine, feminine and neuter gender and the singular and plural number shall each equally include the other, as the context shall require.

2

Reporting Program--

2.1

Reporting Program Manual--The Insured represents and agrees that all Loans shall be reported by it in strict accordance with the terms and provisions of the Reporting Program Manual and in accordance with prudent underwriting judgment.  The Insured represents to the Company that it has caused or will cause each of its loan underwriters to read and review the Reporting Program Manual and ask any questions relating thereto that they may have of the Company prior to allowing any such loan underwriter to report loans for coverage under this Policy.  The Insured also represents it will cause each of its loan underwriters to do the same with respect to any updates to the Reporting Program Manual.  The Insured understands and agrees that the Company has the right to make changes at any time to the Reporting Program Manual, but no such changes shall be effective before at least sixty (60) days have elapsed from the date of mailing of notice of such changes by the Company to the Insured.

2.2

Post-Reporting Audit--The Company or representatives designated by it shall have the right, from time to time, upon ten (10) days' advance notice to the Insured, to conduct a post-reporting inspection, review and audit of the information, papers, files, documents, books, records, agreements and electronically stored data, including but not limited to the Loan File Documents, prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy in order to determine whether such Loans conform to the requirements of this Policy. The Company shall have the right to conduct such audit on the Insured's premises during normal business hours. The Insured shall cooperate fully with such audit and shall furnish to the Company, if requested, any and all Loan File Documents.  If for any reason the Insured fails to provide the Loan File Documents on the date of the scheduled audit and if the Insured is unable to correct such failure within thirty (30) days after demand therefor then, at the Company's option, the Company shall have the right to cancel coverage under the related Certificate and this Policy.

2.3

Copies of Loan File Documents--The Company shall have the right upon thirty (30) days' prior written notice to obtain from the Insured a copy of the Loan File Documents for any Loan for which an Exception Approval, a Commitment or Certificate has been issued.  The Company may exercise the foregoing right together with or separate from any post-reporting audit conducted pursuant to Section 2.2 (Post-Reporting Audit).  If for any reason the Insured fails to provide such copy within thirty (30) days of such request, then, at the Company's option, the Company shall have the right to cancel the related Exception Approval or Commitment or to cancel coverage under the related Certificate and this Policy.

3

Coverage--

3.1

Application--In order to obtain an extension of coverage under this Policy

(a)

If a loan meets the Reporting Program Guidelines, the Insured may submit that loan with a New Loan Summary Form, which must be mailed to the Company within fifteen (15) days after the end of the month during which such loan was Consummated. Upon receipt of a properly completed New Loan Summary Form, a properly completed New Loan Reporting Form for each loan counted in the New Loan Summary Form and the payment of the appropriate premium for each such loan, the Company shall issue a Certificate for each such loan.

(b)

If a loan does not meet the Reporting Program Guidelines, the Insured may contact the Company by telephone, explain in all material regards how the loan does not meet the Reporting Program Guidelines and the Company shall, based on such verbal representations, either accept or reject the loan for coverage under the Reporting Program.  The Company's approval of any such loan shall be indicated by the issuance of an Exception Approval to the Insured, which must be retained by the Insured as a part of the Loan File Documents.  The Insured shall, for all such loans accepted by the Company under this Section 3.1(b) and for which it wishes to obtain coverage under the Reporting Program, Consummate such loan before the expiration date set forth in the Exception Approval issued with respect to such loan and submit that loan with a New Loan Summary Form, which must be mailed to the Company within fifteen (15) days after the end of the month during which such loan was Consummated.  Upon receipt of a properly completed New Loan Summary Form, a properly completed New Loan Reporting Form for each loan counted in the New Loan Summary Form, return copy of the Exception Approval for each such loan accepted for coverage under this Section 3.1(b) and the payment of the appropriate premium for each such loan, the Company shall issue a Certificate for each such loan.  The Insured understands and agrees that any such telephone conversation may be electronically recorded and retained by the Company and agrees to so advise all of its employees.  In the event the Company declines to accept any loan submitted for coverage under this Section 3.1(b), it shall so notify the Insured, during such telephone call, a subsequent telephone call or in writing.  If the Insured subsequently denies the loan application received by it from the applicant, the Insured shall, and by calling the Company with respect to such loan agrees to, bear full responsibility for notifying the applicant in compliance with any state or federal laws or regulations including, without limitation, the Equal Credit Opportunity Act and any similar law or regulation.

(c)

For any loan, the Insured may submit an application on forms furnished by or acceptable to the Company.  The written application for coverage on a loan under the applicable Commitment or Certificate, together with all supporting documentation and representations, are incorporated herein by reference.  Approval of any application shall be at the discretion of the Company and shall be in the form of a Commitment, a copy of which Commitment must be retained by the Insured as a part of the Loan File Documents, which extends a commitment for coverage pursuant to the terms and conditions thereof and of this Policy.  A Commitment may not be sold, assigned, or transferred by the Insured without the prior written approval of the Company.  Should the Insured contact the Company by telephone about any such application for coverage, to provide additional information to the Company about the loan, the borrower, the property or otherwise, the Insured understands and agrees that any such telephone conversation may be electronically recorded and retained by the Company and agrees to so advise all of its employees.  The Insured shall, for all such loans thereby accepted by the Company and for which it wishes to obtain coverage under this Policy, consummate such loan before the expiration date set forth in the Commitment issued with respect to such loan and submit that loan with a New Loan Summary Form, which must be mailed to the Company within fifteen (15) days after the end of the month during which such loan was Consummated.  Upon receipt of a properly completed New Loan Summary Form, the original Commitment, properly executed by the Insured, for each such loan accepted for coverage under this Section 3.1(c) and the payment of the appropriate premium for each such loan, the Company shall issue a Certificate for each such loan.  In the event the Company declines to issue a Commitment with respect to any application, the Company shall so notify the Insured in writing. If the Insured subsequently denies the loan application received by it from the applicant, the Insured shall, and by submitting an application to the Company for coverage hereunder with respect thereto the Insured agrees to, bear full responsibility for notifying the applicant thereof in compliance with any state or federal laws or regulations including, without limitation, the Equal Credit Opportunity Act and any other similar law or regulation.

3.2

Representations of the Insured--

(a)

The Insured agrees that statements made and matters presented by it, the Borrower, or any other Person in any application for this Policy and/or coverage under this Policy, and in the appraisal, the plans and specifications, and other exhibits and documents submitted therewith or at any time thereafter, and/or in any New Loan Reporting Form, are the Insured's representations, and that the Company has issued this Policy, and will issue Exception Approvals, Commitments and/or Certificates in reliance on the correctness and completeness thereof.

(b)

The Insured represents to the Company that

(i)

the information presented by it in the New Loan Reporting Form is supported by the Loan File Documents and

(ii)

none of the information presented by it in the New Loan Reporting Form is materially false or misleading as of the date to which it speaks and

(iii)

each Loan described on a New Loan Reporting Form was underwritten by the Insured and complies with the Reporting Program Guidelines, as well as the other terms and provisions of the Reporting Program Manual, as of the date of the New Loan Reporting Form, except as set forth in an Exception Approval issued by the Company under Section 3.1(b) or except as disclosed to the Company by submission under Section 3.1(c), and

(iv)

 prudent underwriting procedures have been followed by the Insured with respect to such Loan and (v) the Insured either

(A)

in all respects originated the Loan or

(B)

if the Insured did not in all respects originate the Loan, verified with the original sources the Loan File Documents identified in Section 1.23 (c), (d), (e), (1) and (n).

(c)

The Insured represents that it shall obtain and maintain in its files the Loan File Documents.

(d)

The Insured acknowledges that the Company will issue an Exception Approval, a Commitment and/or Certificate in reliance upon the accuracy and completeness of the New Loan Reporting Form and the representations contained therein and herein.

3.3

Initial Premium--The Insured shall forward the appropriate initial premium due for each Loan with the New Loan Summary Form counting that Loan. Thereafter, the Company shall not be obligated to accept any premium tendered and, if it does so, its liability shall in no event exceed the amount thereof should any Default have occurred prior to its receipt by the Company.

3.4

Renewal Premium--

(a)

The Insured's obligation for the payment of premium due, if any, after the payment of the appropriate initial premium shall continue for each Loan insured hereunder in accordance with the applicable premium plan elected by the Insured for each such Loan, notwithstanding the payment by the Company of Losses with respect to Loans insured hereunder during a Policy Year in an amount equal to the Maximum Cumulative Liability for such Policy Year, until

(i)   coverage for a particular Loan is

(A)

cancelled in accordance with

(I)

Section 3.5 (Cancellation of a Certificate by the Insured)(provided, however, that notice of such cancellation is received by the Company prior to the date that the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year) or

(II)

Section 3.6 (Cancellation of a Certificate by the Company) or a Section specified therein or

(B)

terminated under Section 3.7 (Termination of Coverage) or a Section specified therein or

(ii)

a Claim with respect to that Loan is excluded under Section 4 (Exclusions from Coverage) or

(iii)

a Loss with respect to that Loan is paid in accordance with Section 6.3 (Payment of Loss) or

(iv)

no such renewal premium is due under the applicable premium plan.

(b)  Any such renewal premium must be paid within forty-five (45) days after the anniversary (monthly, yearly or otherwise, as the case may be) of the Effective Date of the Certificate. Although the Company intends to provide the Insured with notice of any applicable renewal premium due dates, the Insured understands and agrees that such notice does not constitute a condition to the Insured's obligation to make timely payment of such subsequent premiums. If the Insured fails to make payment within this time the Company shall

(i)

not be obligated to accept any premium thereafter tendered and, if it does so, its liability shall in no event exceed the amount thereof should any Default have occurred on or after such anniversary date of the Effective Date of any related Certificate and

(ii)

(A) be entitled to offset such premium due, after giving consideration to the preceding subsection (i), against subsequent Loss payments (irrespective of the Policy Year for which such premium is due or with respect to which such Loss payment is due) until such premium has been fully recovered by the Company and

(B)

be entitled to otherwise enforce the Insured's obligation to make such premium payments.

Any Default occurring within such forty-five (45) day period which results in a Claim being filed will not be covered unless the entire premium is paid in accordance with the terms of this Section for the related Loan.

3.5

Cancellation of a Certificate by the Insured--The Insured shall not be entitled to cancel coverage under a Certificate except for the full prepayment of a Loan. The Insured may cancel coverage under a Certificate in the event of the full prepayment of the related Loan. If the required premium has been paid with respect to that Loan and if the applicable premium plan provides for a premium refund, upon receipt of a request for cancellation of coverage and application for premium refund on a form provided or approved by the Company, the Company shall return to the Insured a premium refund calculated according to the applicable cancellation schedule (provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any refund of premium notwithstanding the cancellation of a Certificate by the Insured for the full prepayment of the related Loan) and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto. No refund shall be made retroactively effective more than sixty (60) days from the date of receipt by the Company of a request therefor. There shall be no premium refund for any reason other than the full prepayment of a Loan.

3.6

Cancellation of a Certificate by the Company--The Company shall have the right, at its option and to the extent permitted by applicable law, to cancel coverage under any Certificate with respect to the related Loan if any of the Insured's representations made with respect to such Loan were materially inaccurate or if the Insured has breached its obligations under Section 2.2 (Post-Reporting Audit), Section 2.3 (Copies of Loan File Documents), Section 3.4 (Renewal Premium) or Section 3.10 (Loan Transaction Modifications) or if the Insured has otherwise materially breached any of its obligations hereunder in connection with such Loan or related Certificate. Upon cancellation of coverage pursuant to this Section, the Company's liability shall be limited to the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate with respect thereto. The Insured understands and agrees that the Company has the option, among other remedies, to cancel coverage under a Certificate for the nonpayment of premium but that the Insured itself cannot cancel coverage under a Certificate by the nonpayment of premium.

3.7

Termination of Coverage--The coverage provided under this Policy with respect to any Loan shall automatically terminate upon the failure of the Insured to comply with the conditions and obligations specified in, and as set forth in, Section 3.9 (Loan Modifications) or Section 3.11 (Assumptions). Upon termination of coverage pursuant to this Section, the Company's liability shall be limited to the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto.

3.8

Cancellation/Discontinuance by the Company--Either the Insured or the Company may cancel this Policy by providing thirty (30) days' written notice of cancellation of this Policy, provided, however, that Exception Approvals, Commitments and/or Certificates issued prior to the cancellation of this Policy shall continue in force subject to the terms and conditions hereof. The Company reserves and shall have the right to discontinue the issuance of Exception Approvals, Commitments and/or Certificates pursuant to this Policy at any time, unless the Company shall have committed differently in writing to the Insured, in which event such writing shall govern the right of the Company to discontinue the issuance of Exception Approvals, Commitments and/or Certificates hereunder, by giving the Insured fifteen (15) days' notice thereof but such discontinuance shall not affect the liability of the Company with respect to Exception Approvals, Commitments and/or Certificates previously issued.

3.9

Loan Modifications--Unless advance written approval is obtained from the Company, if the Insured (a) makes any change in the terms of the Loan (including, but not limited to, the borrowed amount, interest rate, term or amortization schedule of the Loan), except as permitted by the terms of the Loan, (b) allows any change in the Property, or (c) releases the Borrower from liability on the Loan, the liability of the Company for coverage under its Certificate shall terminate as of the date of such change or release.  The Company shall not unreasonably withhold approval of a change or release.  Upon termination of coverage under this Section, the Company's liability shall only be for the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto.

3.10

Loan Transaction Modifications--Unless advance written approval is obtained from the Company, if a loan transaction closed by the Insured differed from the related Loan Transaction agreed to by the Company, the Company shall be entitled, within a reasonable time after discovery thereof, to cancel the related Exception Approval, Commitment or Certificate, as the case may be, and its sole liability with respect thereto shall be to refund any related premium previously accepted, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto.

3.11

Assumptions--Unless advance written approval is obtained from the Company, if a Loan is assumed with the prior approval of the Insured, the liability of the Company for coverage under its Certificate shall terminate as of the date of such assumption.  The Company shall not unreasonably withhold approval of an assumption. Upon termination of coverage under this Section, the Company's liability shall only be for the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto. It is understood that coverage will continue, and that the restriction of this Section shall not apply, if the Insured cannot exercise a Due-on-Sale Clause under the Loan or applicable law.

3.12

Loan Assignment--Unless advance written approval is obtained from the Company, if a Loan is sold, assigned or transferred by the Insured (and the Company reserves the sole and absolute discretion as to whether or not to approve any such sale, assignment or transfer), the coverage under this Policy and the related Certificate may not and will not be assigned to such purchaser, assignee or transferee and the Company shall thereafter, for all purposes under this Policy, including but not limited to the Maximum Cumulative Liability, disregard such sale, assignment or transfer and continue to treat the Insured as the only Person with any interest in such Loan and the Insured agrees that it and any such purchaser, assignee or transferee shall make all such arrangements as between or among themselves as may be appropriate or desirable in light of this restriction on the transfer of coverage under this Policy and the related Certificate.

3.13

Change of Servicing--Servicing of a Loan may be sold, transferred or assigned to a Person approved in writing by the Company without affecting the coverage hereunder for such Loan, subject, nevertheless, to all of the terms and conditions hereof and to all defenses which the Company may have had prior to any such sale, transfer or assignment, and provided that written notice thereof is given to the Company. Any Person servicing Loans under a current and active policy, substantially identical to this Policy, issued by the Company is automatically deemed a Servicer approved in writing by the Company on notification to the Company.

3.14

Coordination of Other Insurance Benefits--

(a)

The Insured shall not carry additional insurance on a Loan which pays benefits upon Default. This prohibition does not apply to credit accident and health insurance or credit life insurance.

(b)

The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, regardless of the type or effective date of such other coverage.

3.15

Premium Checks--The Insured acknowledges that the Company, for the convenience of the Insured, allows premium to be tendered on a bulk basis for multiple transactions rather than on an individual transaction basis and that the Company deposits all checks immediately upon receipt thereof; accordingly, the Insured agrees that the receipt and deposit of a premium check by the Company does not constitute acceptance thereof by the Company until final reconciliation by the Company of the Company's records with any report applicable to such premium.

4

Exclusions from Coverage--The Company shall not be liable for, and this Policy shall not apply to, extend to or cover the following

4.1

Balloon Payment Loans--Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under the Loan which payment arises because the Insured exercises its right to call the Loan or because the term of the Loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "Balloon Payment").

4.2

Effective Date, Cancellation and Termination-- Any Claim resulting from a Default occurring before the Effective Date of this Policy or Certificate or after coverage has been cancelled under Section 3.6 (Cancellation of a Certificate by the Company) or a Section specified therein or after coverage has been terminated under Section 3.7 (Termination of Coverage) or a Section specified therein.

4.3

Incomplete Construction--Any Claim if a required completion certificate was falsely certified by the Borrower.

4.4

Loan Transaction--Any Claim if the loan transaction closed by the Insured with respect to the related Loan differed from the Loan Transaction agreed to by the Company.

4.5

Negligence and Fraud--Any Claim involving or arising out of any dishonest, fraudulent, criminal, or knowingly wrongful act (including error or omission) by any Insured or Servicer, or, with respect to Loans for which coverage was obtained under Section 3.1 (a) or Section 3.1(b), any Claim involving or arising out of negligence of any Insured or Servicer, including, but riot limited to, the negligence of a loan underwriter of the Insured in reporting a Loan or the Insured in originating a Loan or verifying information with respect to a Loan, if the Insured did not in all respects originate the Loan, which fails to conform to the Reporting Program Guidelines, which negligence is material either to the acceptance of the risk or to the hazard assumed by the Company, except that this exclusion shall not include the negligence of a loan underwriter in reporting a Loan which fails to meet the Underwriting Guidelines.

4.6

Non-Approved Servicer--Any Claim occurring when the Servicer, at time of Default or thereafter, was not approved by the Company.

4.7

Physical Damage--Any Claim where there is Physical Damage to the Property, provided, however, that this exclusion shall not apply if the Loan was a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Lien Amount or if the Insured has restored the Property, as applicable,

(a)

to its condition as of the Effective Date of the Certificate, reasonable wear and tear excepted, or

(b)

if the Property was not completed in accordance with the construction plans and specifications as of the date of Default, to the condition contemplated by such construction plans and specifications.

4.8

Environmental Impairment--Any Claim where there is Environmental Impairment of the Property.

4.9

Combined Loan-to-Value--Any Claim if the Combined Loan-to-Value exceeded ninety percent (90%).

4.10

Down Payment--Any Claim if, in the event the Loan was for the purchase of the Property, there was no Ten Percent (10%) Down Payment.

4.11

Breach of Conditions and Insured's Obligations--Any Claim resulting from a Default occurring after any material breach by the Insured of the obligations or material failure by the Insured to comply with the conditions set forth in this Policy with respect to the related Loan.

4.12

Defenses--Any Claim if, under applicable law, the Borrower did successfully assert or may have successfully asserted any defense against the Insured so as to release in whole or in part the Borrower's obligation to repay the Loan, provided, however, that this exclusion shall only apply to the extent and amount of such release.

A.1

Loan not Originated by the Insured--Any Claim if the Insured did not either

(a)

in all respects originate the Loan or

(b)

if the Insured did not in all respects originate the Loan, verify with the original sources the Loan File Documents, identified in Sections 1.23 (c), (d), (e), (1), and (n).

4.14

Failure to Conform to Reporting Program Guidelines--Any Claim if the Loan did not meet the Reporting Program Guidelines, as the same may have been modified by an Exception Approval, and if the related Loan was insured under Section 3.1 (a) or Section 3.1(b).

4.15

Failure to be Evidenced by an Eligible Note--Any Claim if the Loan was not evidenced by an Eligible Note.

4.16

Failure to Provide Loan File Documents--Any Claim if the Insured does not provide the Company with the Loan File Documents upon the Company's request therefor.

5

Conditions Precedent to Payment of Loss--It is a condition precedent to the Company's obligation to pay benefits hereunder that the Insured comply with all of the following requirements

5.1

Notice of Default--The Insured shall give the Company written notice

(a)

within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan, or

(b) within ten (10) days of either

(i)

the date when the Borrower becomes three (3) months in Default on the Loan or

(ii)

the date when any proceeding which affects the Loan, any First Deed of Trust or Second Deed of Trust or Junior Deed of Trust or any other instrument creating a security interest in the Property, or the Property or the Insured's or Borrower's interest therein has been started, whichever occurs first.

5.2

Monthly Reports--Following a notice of Default, the Insured shall give the Company monthly reports on forms furnished or approved by the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default and, upon request by the Company, copies of the Loan File Documents.  These monthly reports shall continue until the Borrower is no longer in Default, the related Loss is paid, or any proceeding which affects the Loan, any Second Deed of Trust or Junior Deed of Trust or any other instrument creating a security interest in the Property, or the Property or the Insured's or Borrower's interest therein has been terminated.

5.3

Mitigation of Damages--

(a)

The Insured must file a proof of claim in any bankruptcy or similar state proceeding and must file an "answer," or otherwise take appropriate steps to protect its interest, whether a priority interest or not, to any potential "excess proceeds" in any foreclosure or similar action involving the Property.

(b)

The Insured shall actively cooperate with the Company to prevent and mitigate a Loss and to assist the Company in the Company's attempts to prevent and mitigate a Loss.  If the Company so requests, the Insured shall permit the Company to assist the Insured in the collection of monies due under the Loan, including but not limited to activities such as obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections, and requesting appraisals of the Property.

5.4

Company's Option After Notice of Default--At any time following a notice of Default and before the Insured is required to file a Claim under Section 6.1 (Filing. of Claim), the Company shall have the right to direct the Insured to file a Claim within twenty (20) days and the Company shall make a payment of Loss in accordance with Section 6.3 (Payment of Loss).

5.5

Claim Information--The Insured must provide the Company with

(a)

properly completed Claim on a form approved by the Company requesting payment of a Loss together with all information and documentation requested on or in connection with such form and

(b)

with reasonable promptness, all other documentation and/or information requested by the Company in connection with its investigation and/or processing of the Claim and

(c)

the Loan File Documents and

(d)

an assignment, containing customary representations and warranties, duly and properly executed and in recordable form, of all the Insured's ownership right, title and interest in and to

(i)

the Loan, the Loan File Documents and all related documents and

(ii)

the Eligible Note, properly endorsed in blank, and

(iii)

the originals (or in the case of recorded documents which have not been returned by the recording office, certified copies) of any and all documents executed and/or delivered by or to the Borrower under, and/or any holder of, such Loan including, without limitation,

(A)

any Second Deed of Trust or Junior Deed of Trust and/or other security instruments and

(B)

any policies of title insurance or opinions of title and surveys and

(C)

any certificates and/or policies evidencing homeowners' or other hazard insurance covering the Property and

(D)

any state and/or federal disclosure and/or consumer credit documents.

6

Loss Payment Procedure--

6.1

Filing of Claim--The Insured must file a Claim within thirty (30) days after the Loan becomes six (6) months in Default or within the twenty (20) day period specified in Section 5.4 (Company's Option After Notice of Default), unless a written extension has been granted by the Company.  If the Insured fails to file a Claim within the applicable time, such failure shall be deemed to have been an election by the Insured to waive any right to any benefit under this Policy with respect to such Loan.

6.2

Calculation of Claim Amount--The Claim Amount shall be an amount equal to the sum of

(a)

the amount of unpaid principal balance due under the Loan as of the date of Default and

(b)

the amount of accumulated delinquent interest due on the Loan as of the date of Default computed at the contract rate and not compounded, but excluding applicable late charges and penalty interest, and

(c)

simple interest, on the amount of unpaid principal balance due under the Loan as of the date of Default, from the day after Default until the earlier of the date the Claim is submitted to the Company or is required to be submitted to the Company under Section 6.1 (Filing of Claim), at the lesser of

(i)

the contract rate or

(ii)

seven percent (7%) per annum and

(d)

the amount of Court Expenses and attorneys' fees actually advanced by the Insured (not to exceed $150.00 unless authorized in advance in writing by the Company)

less

(e)

the amount of all rents and other payments (excluding proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Loan or the Property and

(f)

the amount of cash remaining in any escrow account as of the last payment date and

(g)

the amount of cash to which the Insured has retained the right of possession as security for the Loan and all sums as to which the Insured has the right of set-off and

(h)

if the Loan was a Type I Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount for Type I Loans or a Type 2 Loan, the amount paid under applicable fire and extended coverage policies which is in excess of the cost of restoring and repairing the Property, if the Property is subject to Environmental Impairment or suffered Physical Damage, and which has not been applied to the payment of the Loan.

6.3

Payment of Loss--Whenever a Loss becomes payable, the Company shall pay to the Insured, within sixty (60) days after the insured has filed a Claim in accordance with Section 5.4 (Company's Option After Notice of Default) or Section 6.1 (Filing of Claim), the lesser of

(a)

the Coverage Percentage (as specified on the Certificate for that Loan) of the Claim Amount less any payments previously made by the Company with respect to that Loan or

(b)

the difference between the Maximum Cumulative Liability for such Policy Year and the aggregate Losses paid by the Company with respect to Loans insured during such Policy Year.

On and after the date on which the aggregate Losses paid by the Company for a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation with respect to Loans insured hereunder during such Policy Year notwithstanding the potential for additional premium to be due hereunder with respect to such Loans.

6.4

Discharge Of Obligation; Offset--Any payment by the Company pursuant to Section 6.3 (Payment of Loss) shall be a full and final discharge of the Company's obligation with respect to such Loss under this Policy.  With respect to any such payment by the Company for which the Company determines, subsequent to any such payment, there was no Loss, the Company shall be entitled to offset such payment against any Loss thereafter becoming payable hereunder.  The Company shall also have the right of offset for unpaid premium as set forth in Section 3.4 (Renewal Premium).

7

Additional Conditions

7.1

Proceedings of Eminent Domain--If any part of the Property is taken or conveyed, or if compensable damages are incurred, by or under threat of eminent domain, condemnation or any other proceedings by any Person, the Insured shall require the Borrower to apply the maximum permissible amount of any compensation received to reduce the principal balance of and interest due under the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Subrogation--

(a)

The Company shall be subrogated to all of the Insured's rights of recovery against the Borrower and any other Person relating to the Loan or to the Property irrespective of the Coverage Percentage selected by the Insured.  The Insured shall execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights.  The Insured shall refrain from any action, either before or after payment of a Loss hereunder, that shall prejudice such rights.

(b)

The execution by the Insured of a release or waiver of the right to collect the unpaid balance of a Loan shall release the Company from its obligation under its Certificate to the extent and amount of said release, anything in this Policy to the contrary notwithstanding.

7.3

Notice--All notices, claims, tenders, reports and other data required to be submitted to the Company by the Insured shall be transferred to the Company by electronic media acceptable to the Company or shall be in writing and mailed postpaid to the Company at its address shown on the face page of this Policy.  The Company may change this address by giving notice to the Insured pursuant to this Section.  All notices to the Insured from the Company shall be transferred to the Insured by electronic media acceptable to the Insured and the Company or shall be in writing and shall be mailed postpaid to the address on the face of this Policy or the last known address unless the Company is otherwise notified in writing.  The Company and the Insured may mutually agree in writing that notices shall be sent to any additional Person.  No liability is incurred by the Company if it is discovered that notice should have been sent to a Person other than the Insured.  All notices, claims, tenders, reports and other data required to be submitted to the Company or the Insured shall be deemed to have been given five (5) days after the date of the postmark when properly mailed or five (5) days after the actual transmission thereof, if sent by electronic media acceptable to the Company and the Insured.

7.4

Combined Loan-to-Value--It is an express condition to coverage under this Policy that the Combined Loan-to-Value not exceed ninety percent (90%).

7.5

Down Payment--It is an express condition to coverage under this Policy, if a Loan is for the purchase of the Property, that the Borrower make a Ten Percent (10%) Down Payment.

7.6

Reports and Examinations--The Company may call upon the Insured for such reports as it may deem necessary and may inspect the books or accounts of the Insured as they pertain to any Loan insured hereunder. The Insured and/or Servicer, as often as may be reasonably required, shall submit to examinations under oath, by any Person named by the Company, and subscribe the same.

7.7

Suit--

(a)

No suit or action for recovery of any claim under this Policy shall be sustained in any court of law or equity unless the Insured has complied with the terms and conditions of this Policy, and unless the suit or action in equity is commenced within one (1) year after the claim has been presented to the Company or the cause of action accrued, whichever is earlier.

(b)

If a dispute arises concerning the Loan and involving either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent.  The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan. The Company shall also have the right to direct the Insured to institute a suit on the Insured's behalf, if this suit is necessary or appropriate to preserve the Company's rights.

(c)

If, under applicable law, the Borrower may successfully assert defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, the Company shall be released from its liability under this Policy to the extent and amount of the release of the Borrower's obligation to repay the Loan.

7.8

Conformity to Statute; Applicable Law--Any provision of this Policy which is in conflict with the law of the jurisdiction in which the original Insured is located, as shown on the face of this Policy, is hereby amended to conform to the minimum requirements of that law.  This Policy, as it pertains to any Certificate, Claim, Commitment, Exception Approval, Loan, or otherwise, shall be governed by and construed in accordance with the laws of the jurisdiction in which the original Insured is located, as shown on the face of this Policy.

7.9

Parties in Interest--This Policy is a first party contract only and shall inure to the benefit of and be binding upon the Company and its successors and assigns and the Insured and its permitted successors and assigns.  Neither the Borrower, nor any successive owner of the Property, nor any other third party, is included or intended as a beneficiary of or an insured under this Policy.  No payments made hereunder to the insured shall affect or lessen the Insured's rights of recovery against the Borrower to which the Company has been subrogated.

7.10

Agency--Neither the Insured, its Servicers, nor any of their employees or agents, including employee and/or agent loan underwriters of the Insured, shall be or shall be deemed to be agents of the Company.

7.11

Electronic Media--The Company and the Insured may agree, from time to time, that information, documents or other data may be transferred to the Insured by the Company or to the Company by the Insured by electronic media acceptable to the Insured and to the Company.  In addition, the Company may maintain information, documents or other data on electronic media or other media generally accepted for business records (such as microfiche).  The Company and the Insured agree that information, documents or other data stored on such electronic or such other media are equally acceptable between the parties for all purposes as information, documents or other data maintained in printed or written form.

7.12

Amendments; Waiver--

(a)

The Company reserves and shall have the right to amend the terms and conditions of this Policy from time to time.  Any such amendment (i) shall be effective only after the Company has given the Insured written notice thereof by an endorsement to this Policy setting forth such amendment and (ii) shall be applicable only with respect to Certificates issued after the effective date of such amendment.  Additionally, the Company and the Insured may modify or amend this Policy in any respect whatsoever or rescind or terminate this Policy without the consent of or notice to the Borrower or any other Person.

(b)

No term, condition or requirement of this Policy shall be deemed waived, modified or otherwise compromised unless such waiver, modification or compromise is stated in a writing duly executed by the Company.  Each of the terms, conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one shall not be construed as a waiver, modification or compromise of any other.

7.13

Indemnification--The Insured agrees to and shall indemnify against and hold each of the Indemnified Persons harmless from all losses, damages, penalties, fines, expenses (including attorney's fees) and costs, incurred by any of them resulting or arising, directly or indirectly, in whole or in part, from a breach by the Insured or any of its employees or agents of any of the agreements or representations contained in Section 3.2 (Representations of the Insured).

7.14

Titles--Titles used for Sections are for convenience of reference only and are not a part of the Terms and Conditions of this Policy.

Table of Contents

I

Definitions

1

1.1  Borrower

1

1.2  Certificate

1

1.3  Claim

1

1.4  Claim Amount

1

1.5  Combined Loan-to-Value

1

1.6  Commitment

2

1.7  Consummated

2

1.8  Court Expenses

2

1.9  Default

2

1.10  Due-on-Sale Clause

3

1.11  Effective Date

3

1.12  Eligible Note

3

1.13  Environmental Impairment

4

1.14  Exception Approval

4

1.15  Fair Market Value

4

1.16  First Deed of Trust

4

1.17  Indemnified Persons

5

1.18  Insured

5

1.19  Junior Deed of Trust

5

1.20  Lien Affidavit

6

1.21  Lien Amount

6

1.22  Loan

6

1.23  Loan File Documents

6

1.24  Loan Transaction

7

1.25  Loss

7

1.26  Maximum Cumulative Liability

7

1.27  New Loan Reporting Form/Application for Insurance

8

1.28  New Loan Summary Form

8

1.29  Permitted Encumbrances

8

1.30  Person

8

1.31  Physical Damage

8

1.32  Policy

9

1.33  Policy Year

9

1.34  Property

9

1.35  Property Value Estimate

9

1.36  Reporting Program Guidelines

9

1.37  Reporting Program Manual

9

1.38  Residential

9

1.39  Servicer

9

1.40  Second Deed of Trust

10

1.41  Specified Dollar Amount

10

1.42  Ten Percent (10%) Down Payment

10

1.43  Type 1 Loan

11

1.44  Type 2 Loan

11

1.45  Underwriting Guidelines

11

1.46  Gender and Number

11

2

Reporting Program

11

2.1   Reporting Program Manual

11

2.2   Post-Reporting Audit

11

2.3  Copies of Loan File Documents

11

3 Coverage

12

3.1  Application

12

3.2  Representations of the Insured

13

33  Initial Premium

13

3.4  Renewal Premium

13

3.5  Cancellation of a Certificate by the Insured

14

3.6  Cancellation of a Certificate by the Company

15

3.7  Termination of Coverage

15

3.8  Cancellation/Discontinuance by the Company

15

3.9  Loan Modifications

15

3.10  Loan Transaction Modifications

16

3.11  Assumptions

16

3.12  Loan Assignment

16

3.13  Change of Servicing

16

3.14  Coordination of Other Insurance Benefits

17

3.15  Premium Checks

17

4  Exclusions from Coverage

17

4.1  Balloon Payment Loans

17

4.2  Effective Date, Cancellation and Termination

17

4.3  Incomplete Construction

17

4.4  Loan Transaction

17

4.5  Negligence and Fraud

17

4.6  Non-Approved Servicer

18

4.7  Physical Damage

18

4.8  Environmental Impairment

18

4.9  Combined Loan-to-Value

18

4.10  Down Payment

18

4.11  Breach of Conditions and Insured's Obligations

18

4.12  Defenses

18

4.13  Loan not Originated by the Insured

18

4.14  Failure to Conform to Reporting Program Guidelines

18

4.15  Failure to be Evidenced by an Eligible Note

18

4.16  Failure to Provide Loan File Documents

18

5  Conditions Precedent to Payment of Loss

19

5.1  Notice of Default

19

5.2  Monthly Reports

19

5.3  Mitigation of Damages

19

5.4  Company's Option After Notice of Default

19

5.5  Claim Information

19

6  Loss Payment Procedure

20

6.1  Filing of Claim

20

6.2  Calculation of Claim Amount

20

6.3  Payment of Loss

21

6.4  Discharge Of Obligation; Offset

21

7  Additional Conditions

21

7.1  Proceedings of Eminent Domain

21

7.2  Subrogation

21

7.3  Notice

22

7.4  Combined Loan-to-Value

22

7.5  Down Payment

22

7.6  Reports and Examinations

22

7.7  Suit

22

7.8  Conformity to Statute; Applicable Law

23

7.9  Parties in Interest

23

7.10  Agency

23

7.11  Electronic Media

23

7.12  Amendments; Waiver

23

7.13  Indemnification

23

7.14  Titles

24

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

230 N. Elm Street/27401

Telephone: 336-373-0232

P.O. Box 20327

Nationwide: 800-334-0296

Greensboro, NC 27420

FOR
RESIDENTIAL LOAN REPORTING

MASTER POLICY

STANDARD (MN)

The above Residential Loan Reporting Master Policy is hereby amended effective as of the date stated on the face of this Policy as follows:

A.

Section 3.8 (Cancellation/Discontinuance by the Company) is deleted and a new Section 3.8 (Cancellation/Discontinuance by the Company) is substituted reading as follows:

3.8  Cancellation/Discontinuance by the Company--Either the Insured or the Company may cancel this Policy by providing sixty (60) days' written notice of cancellation of this Policy, provided, however, that Exception Approvals, Commitments and/or Certificates issued prior to the cancellation of this Policy shall continue in force subject to the terms and conditions hereof. The Company reserves and shall have the right to discontinue the issuance of Exception Approvals, Commitments and/or Certificates pursuant to this Policy at any time, unless the Company shall have committed differently in writing to the Insured, in which event such writing shall govern the right of the Company to discontinue the issuance of Exception Approvals, Commitments and/or Certificates hereunder, by giving the Insured sixty (60) days' notice thereof but such discontinuance shall not affect the liability of the Company with respect to Exception Approvals, Commitments and/or Certificates previously issued.

B.

A new Section 3.16 (Procedures for Cancellation of Certificates and Policy) is added reading as follows:

3.16

Procedures for Cancellation of Certificates and Policy--Notwithstanding any other provision of this Policy to the contrary, any Certificate and this Policy may only be cancelled during its term for one or more of the following reasons:

(a)

nonpayment of premium;

(b)

misrepresentation or fraud made by or with the knowledge of the Insured in obtaining the Certificate or this Policy or in pursuing a claim under this Policy;

(c)

refusal of the Insured to eliminate known conditions that increase the potential for loss after notification by the Company that the condition must be removed;

(d)

loss of reinsurance by the Company which provided coverage to the Company for a significant amount of the underlying risk insured. A notice of cancellation under

Section 3.16(e) shall advise the Insured that the Insured has ten (10) days from the date of receipt of the notice to appeal the cancellation to the commissioner of commerce and that the commissioner will render a decision as to whether the cancellation is justified because of the loss of reinsurance within five (5) business days after receipt of the appeal;

(e)

a determination by the commissioner that the continuation of the Certificate or this Policy could place the Company in violation of the insurance laws of this state; or

(f)

nonpayment of dues to an association or organization, other than an insurance association or organization, where payment of dues is a prerequisite to obtaining or continuing the Certificate or this Policy.

Subject to the notice provision of Section 3.8 (Cancellation/Discontinuance by the Company), cancellation under Section 3.16(b) through (f) shall not be effective before sixty (60) days after notice to the Insured and such notice of cancellation shall contain a specific reason for cancellation and cancellation under Section 3.16(a) shall not be effective unless the Company shall give notice to the Insured at least ten (10) days prior to the cancellation date of the amount of premium due, the due date and the effect of nonpayment by the due date, and no cancellation for nonpayment of premium shall be effective if payment of the amount due is made before the effective date in the notice.

This Section shall not apply to any Certificate which has been in effect less than ninety (90) days at the time the notice of cancellation is mailed or delivered or this Policy, if it has been in effect less than ninety (90) days at the time the notice of cancellation is mailed or delivered, and such Certificate or this Policy may be cancelled for any reason on at least ten (10) days' notice to the Insured.

C.

Section 6.3 (Payment of Loss) is deleted and a new Section 6.3 (Payment of Loss) is substituted reading as follows:

6.3  Payment of Loss -- Whenever a Loss becomes payable, the Company shall pay to the Insured, within sixty (60) days after the Insured has filed a Claim in accordance with Section 5.4 (Company's Option After Notice of Default) or Section 6.1 (Filing a Claim), any amount finally agreed upon within five (5) business days from the receipt of the agreement by the Company or from the date of the performance by the Insured of any conditions set by such agreement, whichever is later, the lesser of,

(a)

the Coverage Percentage (as specified on the Certificate for that Loan) of the Claim Amount less any payments previously made by the Company with respect to that Loan or

(b)

the difference between the Maximum Cumulative Liability for such Policy Year and the aggregate Losses paid by the Company with respect to Loans insured during such Policy Year.

On and after the date on which the aggregate Losses paid by the Company for a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation with respect to Loans insured hereunder during such Policy Year notwithstanding the potential for additional premium to be due hereunder with respect to such Loans.

D.

Section 7.7(a) is deleted and a new Section 7.7(a) is substituted reading as follows:

(a)  No suit or action for recovery of any claim under this Policy shall be sustained in any court of law or equity unless the Insured has complied with the terms and conditions of this Policy, and unless the suit or action in equity is commenced within two (2) years after the claim has been presented to the Company, or the cause of action accrued, whichever is earlier.

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

230 N. Elm Street/27401

Telephone: 336-373-0232

P.O. Box 20327

Nationwide: 800-334-0296

Greensboro, NC 27420

FOR

RESIDENTIAL LOAN REPORTING

MASTER POLICY

COMBINED LOAN-TO-VALUE

The above Residential Loan Reporting Master Policy is hereby amended effective as of the date stated on the face of this Policy as follows:

A.

Section 1.5 (Combined Loan-to-Value) is deleted.

B.

Section 1.23 (m) is deleted.

C.

Section 4.9 (Combined Loan-to-Value) is deleted.

D.

Section 7.4 (Combined Loan-to-Value) is deleted.

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

230 N. Elm Street/27401

Telephone: 336-373-0232

P.O. Box 20327

Nationwide: 800-334-0296

Greensboro, NC 27420

FOR

RESIDENTIAL LOAN REPORTING

MASTER POLICY

CANCELLATION OF A CERTIFICATE BY THE INSURED

The above Residential Loan Reporting Master Policy is hereby amended effective as of the date stated on the face of this Policy as follows:

Section 3.5 (Cancellation of a Certificate by the Insured) is deleted and a new Section 3.5 (Cancellation of a Certificate by the Insured) is substituted reading as follows:

3.5  Cancellation of a Certificate by the Insured--The Insured shall not be entitled to cancel coverage under a Certificate except for the full prepayment of a Loan.  The Insured may cancel coverage under a Certificate in the event of the full prepayment of the related Loan.  If the required premium has been paid with respect to that Loan and if the applicable premium plan provides for a premium refund, upon receipt of a request for cancellation of coverage and application for premium refund on a form provided or approved by the Company, the Company shall return to the Insured a premium refund calculated according to the applicable cancellation schedule (provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any refund of premium notwithstanding the cancellation of a Certificate by the Insured for the full prepayment of the related Loan) and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by the appropriate percentage of the Loan Amount, as shown on the Certificate issued with respect thereto, unless the Insured provides documentation in form and substance satisfactory to the Company that the Loan has been prepaid, in which case the Maximum Cumulative Liability for the Policy Year shall not be so reduced.  No refund shall be made retroactively effective more than sixty (60) days from the date of receipt by the Company of a request therefor.  There shall be no premium refund for any reason other than the full prepayment of a Loan.

NOTICE CONCERNING POLICYHOLDER RIGHTS IN AN INSOLVENCY

UNDER THE MINNESOTA INSURANCE GUARANTY ASSOCIATION LAW

This notice regarding the Minnesota Insurance Guaranty Association is required by Minnesota Law. Pursuant to Minnesota law, mortgage guaranty insurance and credit insurance ARE NOT covered by the Minnesota Insurance Guaranty Association. Therefore, the protections outlined in this notice DO NOT apply to your

Residents of Minnesota who purchase property and casualty or liability insurance from insurance companies licensed to do business in Minnesota are protected, SUBJECT TO LIMITS AND EXCLUSIONS, in the event the insurer becomes insolvent. This protection is provided by the Minnesota Insurance Guaranty Association.

Minnesota Insurance Guaranty Association

4640 West 77th Street, Suite 342

Edina, MN 55435

612-831-1908

The maximum amount that the Minnesota Insurance Guaranty Association will pay. in regard. to a., claim under all policies issued; by the: same insurer is limited. to $300,000.  This limit does not apply to worker's compensation insurance.  Protection by the Guaranty Association is subject to other. substantial limitations and exclusions.  To be 'eligible for protection, you. must at the time the claim under the policy arises be either a Minnesota resident,: have your principal place of business: in Minnesota, or if-your principal place of business is in Wisconsin, Iowa, North or South. Dakota, maintain substantial business in Minnesota.  If your claim exceeds the Guaranty Association's limits, you may still: recover a part or all of that amount from the proceeds from the liquidation of the insolvent insurer, if any exists.  Funds to pay claims may not be immediately available.  The Guaranty Association assesses insurers licensed to sell property and. casualty or liability insurance in Minnesota after the insolvency occurs.  Claims are paid from the assessment.

THE PROTECTION PROVIDED BY THE GUARANTY ASSOCIATION IS NOT A SUBSTITUTE FOR USING CARE IN SELECTING INSURANCE COMPANIES THAT ARE WELL MANAGED AND FINANCILLY STABLE.  IN SELECTING AN INSURANCE COMPANY OR POLICY, YOU SHOULD NOT RELY ON PROTECTION BY THE GUARANTYASSOCIATION.

THIS NOTICE IS REQUIRED BY MINNESOTA STATE LAW TO ADVISE POLICYHOLDERS OF PROPERTY AND CASUALTY OR LIABILITY INSURANCE POLICIES OF THEIR RIGHTS IN THE EVENT THEIR INSURANCE CARRIER BECOMES INSOLVENT.  THIS NOTICE IN NO WAY IMPLIES THAT THE COMPANY CURRENTLY HAS ANY TYPE OF FINANCIAL PROBLEMS.  ALL PROPERTY AND CASUALTY INSURANCE OR LIABILITY POLICIES ARE REQUIRED TO PROVIDE THIS NOTICE.

I have read the foregoing notice and received a copy for my records, this ____ day of

 ______________

Applicant:  ____________________________________________

UG United Guaranty

MASTER POLICY

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

A MEMBER COMPANY OF AMERICAN INTERNATIONAL GROUP
230 NORTH ELM STREET, GREENSBORO, NC 27401
P.O. BOX 20327, GREENSBORO, NC 27420-0327
(LOCAL) 336-373-0232 (WATS) 800-334-0296 (FAX) 336-272-1785

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA, a stock insurance company herein called the Company, in consideration of the premium or premiums to be paid as hereinafter specified and in reliance upon the Insured's representations and statements made in any application for coverage under this Policy and in any documents and writings, including any data transferred by electronic media related thereto, agrees to pay to the Insured identified below benefits as herein set forth upon Default by a Borrower on a loan, subject to the terms and conditions of the related Certificate and of this Policy.

INSURED

Wells Fargo Bank Minnesota, National Association, in its capacity as Trustee for Structured Asset Securities Corporation, Series 2003-S2

SECURITY:

Structured Asset Securities Corporation, Series 2003-S2

INITIAL PREMIUM: The initial premium rate is .193%. The initial premium is due on December 18, 2003 and may be paid by wire or check.

SUBSEQUENT PREMIUM: The renewal premium rate is .193%. Renewal premiums are due on the 18th of each month and may be paid by wire or check.

MAXIMUM CUMULATIVE LIABILITY PERCENTAGE: 20.0%

POLICY	EFFECTIVE DATE
GCD	11/26/2003

ENDORSEMENTS	EFFECTIVE DATES
GCD0335	11/26/2003
GCD0562	11/26/2003
GCD0990	11/26/2003
GCD0989	11/26/2003

IN WITNESS THEREOF, the Company has caused this Master Policy to be signed by its duly authorized officers and its corporate seal to be here affixed in facsimile to become effective and binding on the Company when executed by its duly authorized representative.

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

President

CORPORATE SEAL

Corporate Secretary

Authorized Representative

ATTACH TO MASTER POLICY TERMS AND CONDITIONS

GCD0290
REV 03/99

Page 1 of 1

Terms and Conditions

Definitions--

1.1

Borrower--Borrower means any individual required to repay the debt obligation created pursuant to the Loan. The Borrower shall include any co-signer or guarantor of the Loan.

1.2

Certificate--Certificate means the document extending the indicated coverage option to a specified Loan under this Policy.

1.3

Claim--Claim means the filed written request made on a form provided or approved by the Company containing all information, documentation and proof required by the Company in order to receive the benefits of this Policy.

1.4

 Claim Amount--Claim Amount means the amount calculated in accordance with Section 6.2 (Calculation of Claim Amount).

1.5

Combined Loan-to-Value--Combined Loan-to-Value means that ratio, expressed as a percentage, equal to

(a)

the sum of

(i)

 the original principal balance of the Loan and

(ii)

the outstanding principal balance, as of the date the Loan was Consummated, of

(A)

the loan, if any, secured by the First Deed of Trust and

(B)

the loan, if any, secured by any other mortgage, deed of trust or other instrument constituting a lien or encumbrance on the Property subordinate to the First Deed of Trust.

divided by

(b)

the lesser of

(i)

the Fair Market Value of the Property or

(ii)

 the purchase price of the Property plus fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost.

1.6

Commitment--Commitment means the document issued by the Company pursuant to this Policy indicating the terms and conditions under which the Company will extend the indicated coverage option to a specified loan.

1.7

Consummated--Consummated means the later of

(a)

the date on which the Loan was closed and all Loan documents were executed or

(b)

the date on which the funds under the Loan were initially disbursed to or for the account of the Borrower.

1.8

Court Expenses--Court Expenses mean the out-of-pocket cost of initiating and conducting any judicial proceedings for the collection of monies due under the Loan or, if applicable, for the protection of the Insured's position as a secured party under the Second Deed of Trust, Junior Deed of Trust or any other instrument creating a security interest in the Property. These expenses include costs of filing or serving pleadings, conducting discovery and enforcing judgment. These expenses do not include reimbursement for any time spent by the Insured or the Insured's employees, officers or agents, nor do these expenses include attorneys' fees.

1.9

Default--Default means

(a)

the failure by a Borrower to pay when due a nonaccelerated amount equal to or greater than one (1) regular monthly periodic payment due under the terms of the Loan or

(b)

the violation by the Borrower of any Due-on-Sale Clause or

(c)

any default under any lien or other encumbrance

(i)

on the Property, if the Loan is a Type I Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Lien Amount, or

(ii)

 with priority over any applicable Second Deed of Trust or Junior Deed of Trust, if the Loan is

(A)

a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount or

(B)

a Type 2 Loan or

(d)

any default under any loan secured by a lien or encumbrance

(i)

on the Property, if the Loan is a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Lien Amount, or

(ii)

 with priority over any applicable Second Deed of Trust or Junior Deed of Trust, if the Loan is

(A)

a Type I Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount or

(B)

 a Type 2 Loan.

 Default does not mean the violation by the Borrower of any other term or condition of the Loan, or any instrument securing the Loan and creating a lien or encumbrance on the Property, which is the basis for an acceleration of maturity of the Loan and a foreclosure action under the instrument securing the Loan and creating a lien or encumbrance on the Property. A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or on the date the Insured first discovers or should have discovered the violation of a Due-on-Sale Clause. For example, a Loan is "three (3) months in Default" if the monthly installments due on January 1 through March 1 remain unpaid as of the close of business on March 1.

1.10

 Due-on-Sale Clause--Due-on-Sale Clause means a contractual provision granting to the Insured the right to accelerate the maturity of the Loan upon a transfer of title to or an interest in the Property.

1.11

 Effective Date--Effective Date means

(a)

with respect to this Policy, 12:01 a.m. on the date designated as such on the face of this Policy and,

(b)

with respect to a Certificate,

(i)

 if the Loan identified in the Certificate was submitted under Section 3.1(a), 12:01 a.m. on the date the Loan was Consummated or,

(ii)

 if the Loan identified in the Certificate was submitted under Section 3.1(b), 12:01 a.m. on the later of

(A)

 the date the Company accepted the Loan for coverage under the Reporting Program, as such date is shown on the Exception Approval issued with respect thereto, or

(B)

the date the Loan was Consummated or

(iii)

if the Loan identified in the Certificate was submitted under Section 3.1(c), 12:01 a.m. on the later of

(A)

the Commitment Date, as set forth on the Commitment issued with respect to that Loan, or

(B)

the date the Loan was Consummated.

1.12

Eligible Note--Eligible Note means the written evidence of indebtedness

(a)

under which the Borrower is obligated to repay a loan in positive amortizing monthly installments of principal and interest and

(b)

with an initial term of at least twelve (12) months and

(c)

secured, if the related Loan is or immediately after being Consummated will be a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount or a Type 2 Loan, by a Second Deed of Trust, provided, however, that in any event with the Company's prior written approval, as evidenced in any Exception Approval issued with respect to the loan, the foregoing requirement for a Second Deed of Trust may be satisfied by a Junior Deed of Trust, and

(d)

containing, where permitted by law, itself or in combination with any such applicable Second Deed of Trust or Junior Deed of Trust

(i)

 a clause permitting the Borrower to prepay the principal balance and interest due, if the loan has an adjustable interest rate, at any interest rate modification date without penalty and

(i)

a clause providing for the acceleration of maturity, at the option of the holder, upon a Default and

(iii)

 if the loan is required to be secured hereunder

(A)

a Due-on-Sale Clause and

(B)

a clause permitting the Insured to make payments on, after default under, any lien or other encumbrance with priority over any applicable Second Deed of Trust or Junior Deed of Trust and/or the loan such prior lien or encumbrance secures and

(C)

a clause providing that the Borrower may not take additional advances under any loan secured by a lien or other encumbrance with priority over any applicable Second Deed of Trust or Junior Deed of Trust and

(D)

a waiver of the Borrower's homestead exemption and

(E)

 a clause providing that any default under any lien or other encumbrance with priority over any applicable Second Deed of Trust or Junior Deed of Trust and/or the loan such prior lien or encumbrance secures is a Default under the Loan.

1.13

Environmental Impairment--Environmental Impairment means nuclear reaction, radioactive containment, contamination by toxic waste, chemicals or other hazardous substance or other pollution, environmental or similar hazard (or outstanding claim of such hazard), not previously disclosed to and approved in writing by the Company, affecting the Property.

1.14

Exception Approval--Exception Approval means that document issued by the Company to the Insured confirming that the Company accepted a loan for coverage under the Reporting Program, notwithstanding that loan's failure to meet the Reporting Program Guidelines in the manner stated in the Exception Approval or the requirement for a Second Deed of Trust or Junior Deed of Trust contained in Section 1.12 (Eligible Note).

1.15

Fair Market Value--Fair Market Value means

(a)

 the tax assessment value of the Property, as of the date the Loan is Consummated, plus fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost, if applicable, or

(b)

the appraised value of the Property, as of the date the Loan is Consummated, plus fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost, if applicable, or

(c)

 for a Type I Loan or a Type 2 Loan less than or equal to the Specified Dollar Amount, the Improved Value, as determined in accordance with and as shown on the Property Value Estimate completed with respect to the Loan, as required or allowed by the Reporting Program Guidelines.

1.16

First Deed of Trust--First Deed of Trust means a mortgage, deed of trust, or other instrument which

(a)

constitutes or is equivalent to a first lien or encumbrance on the Property, subject only to the Permitted Encumbrances, and

(b)

will allow the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the loan secured thereby and thereby acquire title to the Property, subject only to the Permitted Encumbrances.

1.17

Indemnified Persons--Indemnified Persons mean the Company and each of its directors, employees, agents, successors and assigns.

1.18

Insured--Insured means

(a)

 the Person designated on the face of this Policy or

(b)

 any Person

(i)

 to whom coverage has been assigned and

(ii)

 of whom the Company has been notified and

(iii)

to whom approval has been granted in accordance with this Policy.

1.19

Junior Deed of Trust--Junior Deed of Trust means a mortgage, deed of trust, or other instrument which,

(a)

to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge shall be limited to the actual knowledge of its employees and not others, notwithstanding Section 3.2(a)), constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust, the Second Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust, the Second Deed of Trust and the Permitted Encumbrances, if the related Loan is or immediately after being Consummated will be

(i)

a Type I Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount for Type I Loans or

(ii)

a Type 2 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Specified Dollar Amount or

(b)

to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge shall be limited to the actual knowledge of its employees and not others, notwithstanding Section 3.2(a)) and as evidenced by a normal and customary title search of the Property (not requiring a title policy unless the Insured so elects) conducted in connection with the Loan, constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust, the Second Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust, the Second Deed of Trust and the Permitted Encumbrances, if the related Loan is or immediately after being Consummated will be a Type 2 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Specified Dollar Amount.

1.20

Lien Affidavit --Lien Affidavit means that document, so titled and provided or approved by the Company, executed by the Borrower, and the seller of Property if the Loan is for the purchase of the Property, relating to any liens or encumbrances on the Property.

1.21

Lien Amount--Lien Amount means that amount so identified on the face of this Policy.

1.22

Loan--Loan means

(a)

a disbursement of proceeds or an advance of credit by the Insured to or for the benefit of a Borrower who promises to repay the principal amount of such disbursement or advance, plus interest, if any, at a stated annual rate over time or

(b)

a purchase by the Insured of a note evidencing such an obligation as is described in the preceding subsection (a) or

(c)

a refinancing of such an obligation as is described in the preceding subsection (a) by the Insured with or without an additional disbursement of proceeds or advance of credit,

which is evidenced, in any event, by an Eligible Note and which is covered under this Policy.

1.23

Loan File Documents--Loan File Documents mean

(a)

the original, fully-completed Lien Affidavit, dated and signed by the Borrower (and the seller of the Property, if the Loan was for the purchase of the Property), and

(b)

the original, fully-completed Loan application, dated and signed by the Borrower and

(c)

 the original credit bureau report on the Borrower obtained by the Insured in the Loan application process and any updated credit bureau reports on the Borrower obtained by the Insured and

(d)

the original verification of the Borrower's income obtained by the Insured in the Loan application process (which verification may consist of either a current pay stub or documented telephone inquiry, for non-self-employed Borrowers, or copies of the last two years' federal tax returns, for self-employed Borrowers) and

(e)

the original evidence of property improvements to be completed, if applicable, which was obtained by the Insured before or at the time the Loan was Consummated, and the original completion certificates signed by the Borrower, if the Loan involved a "dealer transaction," and

(f)

a copy of the tax assessment, warranty deed or recorded land contract for sale, if applicable, obtained by the Insured before or at the time the Loan was Consummated and

(g)

the original Eligible Note and

(h)

the original, recorded Second Deed of Trust or Junior Deed of Trust, if applicable, and

(i)

a copy of the New Loan Reporting Form completed by the Insured with respect to the Loan and

 (j)

the original ledger record, maintained by the Insured in its normal course of business, of payments made on the Loan and

(k)

the original documentary evidence of the Insured's efforts to effect a cure of any Default and to collect the Loan and

(1)

the original appraisal, a copy of the purchase contract or the original Property Value Estimate and

(m)

the original documentary evidence obtained by the Insured, before or at the time the Loan was Consummated, that the Combined Loan-to-Value did not exceed ninety percent (90%) and

(n)

if the Loan was for the purchase of the Property, the original documentary evidence obtained by the Insured, before or at the time the Loan was Consummated, that the Borrower made a Ten Percent (10%) Down Payment and

(o)

if the Loan was for the purchase of the Property, the original, fully-completed HUD-1 Settlement Statement dated and signed by the Borrower and

(p)

the Insured's copy of the Certificate and any applicable Exception Approval or Commitment issued with respect to the Loan and

(q)

the original Regulation Z disclosure statement and

(r)

the original documentary evidence (such as cancelled checks) that any debts to be paid with the loan proceeds were paid directly by the lender and

(s)

if the Loan was for the purchase of the Property, a copy of the executed purchase contract and

(t)

the original documentary evidence, if required by Section 1.19 (Junior Deed of Trust) or Section 1.40 (Second Deed of Trust), of the normal and customary title search obtained by the Insured showing that the Loan was, or was to be immediately after the Loan was Consummated, secured by a mortgage, deed of trust, or other instrument which constituted or was equivalent to a Second Deed of Trust or, if applicable, a Junior Deed of Trust.

1.24

Loan Transaction--Loan Transaction means that transaction between the Insured and another Person having the loan, property and other characteristics as set forth on the Exception Approval, Commitment and/or Certificate issued hereunder with respect thereto.

1.25

Loss--Loss means the liability of the Company with respect to a Loan calculated in accordance with this Policy. A Loss shall be deemed to have occurred when a Default occurs, notwithstanding that the amount of Loss is not then either presently ascertainable or due and payable. On and after the date on which aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation with respect to Loans insured hereunder during such Policy Year notwithstanding the potential for additional premium to be due hereunder with respect to such Loans.

1.26

Maximum Cumulative Liability--Maximum Cumulative Liability means, as of any date, an amount determined for each Policy Year and equal to the sum of

(a)

ten percent (10%) of the aggregate total of the Loan Amount, as shown on the Certificate issued with respect thereto, for each Loan insured hereunder during such Policy Year less

(b)

ten percent (10%) of the aggregate total of the Loan Amount, as shown on the Certificate issued with respect thereto, for each Loan insured hereunder during such Policy Year which

(i)

had the coverage therefor transferred in accordance with Section 3.13 (Change of Servicing) or

(ii)

has had the coverage with respect thereto cancelled by the Insured in accordance with Section 3.5 (Cancellation of a Certificate by the Insured) or

(iii)

has had coverage with respect thereto

(A)

cancelled by the Company in accordance with Section 3.6 (Cancellation of a Certificate by the Company) or a Section specified therein or

(B)

terminated in accordance with Section 3.7 (Termination of Coverage) or a Section specified therein or

(iv)

has had a Claim excluded under Section 4 (Exclusions from Coverage).

The Maximum Cumulative Liability shall not be increased by, nor shall the Insured otherwise receive any credit for, any recoveries by the Company from any Borrower or any other Person in connection with any payment made by the Company under this Policy.

1.27

New Loan Reporting Form/Application for Insurance--New Loan Reporting Form/Application for Insurance (the "New Loan Reporting Form") means that document so titled and provided or approved by the Company which, when properly completed, directs the Company to issue its Certificate or makes application for coverage in accordance with and subject to Section 3.1 (Application).

1.28

New Loan Summary Form--New Loan Summary Form means that document so titled and provided or approved by the Company which is used to summarize information about Loans insured under this Policy during the month covered by that particular summary report.

1.29

Permitted Encumbrances--Permitted Encumbrances mean only the following liens, encumbrances, covenants, conditions, restrictions, easements and other impediments to title

(a)

any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent, and

(b)

any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed and

(c)

any impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

1.30

 Person--Person means any individual, corporation, partnership, association or other entity.

1.31

Physical Damage--Physical Damage means any injury, other than Environmental Impairment, to the Property which is tangible, whether caused by accident or otherwise, occurring for whatever reason, including, but not limited to, physical injury or destruction of tangible property, defects in construction, land subsidence, earth movement or slippage, earthquake, flood, or any other act of God, riot, insurrection, civil strife or war.

1.32

Policy--Policy means this contract of insurance and all applications, attachments, Exception Approvals, Commitments, Certificates, amendments, endorsements, and schedules relating hereto, which are incorporated herein and made a part hereof with respect to the Loans to which they relate.

1.33

Policy Year--Policy Year means the annual period from the Effective Date of this Policy until 12:01 a.m. (Eastern Time) of the same day of the following year and each subsequent time period similarly calculated.

1.34

Property--Property means the Residential real property and all improvements thereon, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all replacements or additions thereto

(a)

which secures the Loan and

(b)

which is the Borrower's principal residence or seasonal home and

(c)

in which the Borrower has, or the Borrower and any other "non-Borrower" Person who will be subordinating his interest to the Second Deed of Trust or Junior Deed of Trust, if either is required by Section 1.12 (Eligible Note), have, fee simple title or the interest created by a properly recorded land purchase installment contract.

1.35

Property Value Estimate--Property Value Estimate means that document so titled and provided by, or approved by, the Company.

1.36

Reporting Program Guidelines--Reporting Program Guidelines mean the guidelines designated as such in the Reporting Program Manual.

1.37

Reporting Program Manual--Reporting Program Manual means the document designated as such by the Company in effect as of the date of this Policy, as it may be amended and restated by the Company from time to time, which contains the Reporting Program Guidelines and which sets forth the terms and conditions under which the Insured is to report or apply for coverage under this Policy.

1.38

Residential--Residential means

(a)

a type of building or a portion thereof which is designed for occupancy by not. more than four (4) families or

The term Residential does not include a presently or previously transportable structure, comprised of one or more modules, each built on a permanent chassis, with or without a permanent foundation, also known as a manufactured or mobile home.

1.39

Servicer--Servicer means that Person, if any, who has entered into an agreement with the Insured to issue billings, collect and account for payments of principal and interest from the Borrower, and/or otherwise service the Loan for the Insured. The Company must be notified in writing of the identity of such Servicer within thirty (30) days of its appointment. The Servicer acts as the agent of the Insured for all purposes including receiving any notices and performing any acts under this Policy.

1.40

Second Deed of Trust--Second Deed of Trust means a mortgage, deed of trust, or other instrument which,

(a)

to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge shall be limited to the actual knowledge of its employees and not others, notwithstanding Section 3.2(a)), constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby, directly or by a trustee or other Persons, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, if the related Loan is or immediately after being consummated will be

(i)

a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount for Type I Loans or

(ii)

 a Type 2 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Specified Dollar Amount or

(b)

to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge shall be limited to the actual knowledge of its employees and not others, notwithstanding Section 3.2(a)) and as evidenced by a normal and customary title search of the Property (not requiring a title policy unless the Insured so elects) conducted in connection with the Loan, constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby, directly or by a trustee or other person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default thereunder or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, if the related Loan is or immediately after being Consummated will be a Type 2 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Specified Dollar amount.

1.41

Specified Dollar Amount--Specified Dollar Amount means that amount so identified on the face of this Policy.

1.42

Ten Percent (10%) Down Payment--Ten Percent (10%) Down Payment means

(a)

a cash contribution made by the Borrower, prior to or contemporaneously with the Loan being Consummated, with non-borrowed funds towards the purchase price of the Property in. an amount not less than ten percent (10%) of the lesser of

(i)

the Fair Market Value of the Property or

(ii)

the purchase price of the Property plus, if applicable, fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost or

(b)

 a noncash form of equity in the Property provided by the Borrower, as approved by the Company (such approval to be evidenced in an Exception Approval issued with respect to the Loan), in an amount not less than ten percent (10%) of the lesser of

(i)

the Fair Market Value of the Property or

 (ii)

the purchase price of the Property plus, if applicable, fifty percent (50%) of the alteration, repair, conversion, improvement or modernization cost.

1.43

Type 1 Loan--Type I Loan means a Loan the proceeds of which (net of any customary and normal closing costs paid from the loan proceeds) have been or will be used exclusively for the alteration, repair, conversion, improvement or modernization of the Property.

1.44

Type 2 Loan--Type 2 Loan means a Loan the proceeds of which may be used for any purpose.

1.45

Underwriting Guidelines--Underwriting Guidelines mean the guidelines designated as such by the Company in effect as of the date of this Policy, as they may be amended and restated by the Company from time to time.

1.46

Gender and Number--As used herein, the masculine, feminine and neuter gender and the singular and plural number shall each equally include the other, as the context shall require.

2

Reporting Program--

2.1

Reporting Program Manual--The Insured represents and agrees that all Loans shall be reported by it in strict accordance with the terms and provisions of the Reporting Program Manual and in accordance with prudent underwriting judgment.  The Insured represents to the Company that it has caused or will cause each of its loan underwriters to read and review the Reporting Program Manual and ask any questions relating thereto that they may have of the Company prior to allowing any such loan underwriter to report loans for coverage under this Policy.  The Insured also represents it will cause each of its loan underwriters to do the same with respect to any updates to the Reporting Program Manual.  The Insured understands and agrees that the Company has the right to make changes at any time to the Reporting Program Manual, but no such changes shall be effective before at least sixty (60) days have elapsed from the date of mailing of notice of such changes by the Company to the Insured.

2.2

Post-Reporting Audit--The Company or representatives designated by it shall have the right, from time to time, upon ten (10) days' advance notice to the Insured, to conduct a post-reporting inspection, review and audit of the information, papers, files, documents, books, records, agreements and electronically stored data, including but not limited to the Loan File Documents, prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy in order to determine whether such Loans conform to the requirements of this Policy. The Company shall have the right to conduct such audit on the Insured's premises during normal business hours. The Insured shall cooperate fully with such audit and shall furnish to the Company, if requested, any and all Loan File Documents.  If for any reason the Insured fails to provide the Loan File Documents on the date of the scheduled audit and if the Insured is unable to correct such failure within thirty (30) days after demand therefor then, at the Company's option, the Company shall have the right to cancel coverage under the related Certificate and this Policy.

2.3

Copies of Loan File Documents--The Company shall have the right upon thirty (30) days' prior written notice to obtain from the Insured a copy of the Loan File Documents for any Loan for which an Exception Approval, a Commitment or Certificate has been issued.  The Company may exercise the foregoing right together with or separate from any post-reporting audit conducted pursuant to Section 2.2 (Post-Reporting Audit).  If for any reason the Insured fails to provide such copy within thirty (30) days of such request, then, at the Company's option, the Company shall have the right to cancel the related Exception Approval or Commitment or to cancel coverage under the related Certificate and this Policy.

3

Coverage--

3.1

Application--In order to obtain an extension of coverage under this Policy

(a)

If a loan meets the Reporting Program Guidelines, the Insured may submit that loan with a New Loan Summary Form, which must be mailed to the Company within fifteen (15) days after the end of the month during which such loan was Consummated. Upon receipt of a properly completed New Loan Summary Form, a properly completed New Loan Reporting Form for each loan counted in the New Loan Summary Form and the payment of the appropriate premium for each such loan, the Company shall issue a Certificate for each such loan.

(b)

If a loan does not meet the Reporting Program Guidelines, the Insured may contact the Company by telephone, explain in all material regards how the loan does not meet the Reporting Program Guidelines and the Company shall, based on such verbal representations, either accept or reject the loan for coverage under the Reporting Program.  The Company's approval of any such loan shall be indicated by the issuance of an Exception Approval to the Insured, which must be retained by the Insured as a part of the Loan File Documents.  The Insured shall, for all such loans accepted by the Company under this Section 3.1(b) and for which it wishes to obtain coverage under the Reporting Program, Consummate such loan before the expiration date set forth in the Exception Approval issued with respect to such loan and submit that loan with a New Loan Summary Form, which must be mailed to the Company within fifteen (15) days after the end of the month during which such loan was Consummated.  Upon receipt of a properly completed New Loan Summary Form, a properly completed New Loan Reporting Form for each loan counted in the New Loan Summary Form, return copy of the Exception Approval for each such loan accepted for coverage under this Section 3.1(b) and the payment of the appropriate premium for each such loan, the Company shall issue a Certificate for each such loan.  The Insured understands and agrees that any such telephone conversation may be electronically recorded and retained by the Company and agrees to so advise all of its employees.  In the event the Company declines to accept any loan submitted for coverage under this Section 3.1(b), it shall so notify the Insured, during such telephone call, a subsequent telephone call or in writing.  If the Insured subsequently denies the loan application received by it from the applicant, the Insured shall, and by calling the Company with respect to such loan agrees to, bear full responsibility for notifying the applicant in compliance with any state or federal laws or regulations including, without limitation, the Equal Credit Opportunity Act and any similar law or regulation.

(c)

For any loan, the Insured may submit an application on forms furnished by or acceptable to the Company.  The written application for coverage on a loan under the applicable Commitment or Certificate, together with all supporting documentation and representations, are incorporated herein by reference.  Approval of any application shall be at the discretion of the Company and shall be in the form of a Commitment, a copy of which Commitment must be retained by the Insured as a part of the Loan File Documents, which extends a commitment for coverage pursuant to the terms and conditions thereof and of this Policy.  A Commitment may not be sold, assigned, or transferred by the Insured without the prior written approval of the Company.  Should the Insured contact the Company by telephone about any such application for coverage, to provide additional information to the Company about the loan, the borrower, the property or otherwise, the Insured understands and agrees that any such telephone conversation may be electronically recorded and retained by the Company and agrees to so advise all of its employees.  The Insured shall, for all such loans thereby accepted by the Company and for which it wishes to obtain coverage under this Policy, consummate such loan before the expiration date set forth in the Commitment issued with respect to such loan and submit that loan with a New Loan Summary Form, which must be mailed to the Company within fifteen (15) days after the end of the month during which such loan was Consummated.  Upon receipt of a properly completed New Loan Summary Form, the original Commitment, properly executed by the Insured, for each such loan accepted for coverage under this Section 3.1(c) and the payment of the appropriate premium for each such loan, the Company shall issue a Certificate for each such loan.  In the event the Company declines to issue a Commitment with respect to any application, the Company shall so notify the Insured in writing. If the Insured subsequently denies the loan application received by it from the applicant, the Insured shall, and by submitting an application to the Company for coverage hereunder with respect thereto the Insured agrees to, bear full responsibility for notifying the applicant thereof in compliance with any state or federal laws or regulations including, without limitation, the Equal Credit Opportunity Act and any other similar law or regulation.

3.2

Representations of the Insured--

(a)

The Insured agrees that statements made and matters presented by it, the Borrower, or any other Person in any application for this Policy and/or coverage under this Policy, and in the appraisal, the plans and specifications, and other exhibits and documents submitted therewith or at any time thereafter, and/or in any New Loan Reporting Form, are the Insured's representations, and that the Company has issued this Policy, and will issue Exception Approvals, Commitments and/or Certificates in reliance on the correctness and completeness thereof.

(b)

The Insured represents to the Company that

(i)

the information presented by it in the New Loan Reporting Form is supported by the Loan File Documents and

(ii)

none of the information presented by it in the New Loan Reporting Form is materially false or misleading as of the date to which it speaks and

(iii)

each Loan described on a New Loan Reporting Form was underwritten by the Insured and complies with the Reporting Program Guidelines, as well as the other terms and provisions of the Reporting Program Manual, as of the date of the New Loan Reporting Form, except as set forth in an Exception Approval issued by the Company under Section 3.1(b) or except as disclosed to the Company by submission under Section 3.1(c), and

(iv)

 prudent underwriting procedures have been followed by the Insured with respect to such Loan and

(v)

the Insured either

(A)

in all respects originated the Loan or

(B)

if the Insured did not in all respects originate the Loan, verified with the original sources the Loan File Documents identified in Section 1.23 (c), (d), (e), (1) and (n).

(c)

The Insured represents that it shall obtain and maintain in its files the Loan File Documents.

(d)

The Insured acknowledges that the Company will issue an Exception Approval, a Commitment and/or Certificate in reliance upon the accuracy and completeness of the New Loan Reporting Form and the representations contained therein and herein.

3.3

Initial Premium--The Insured shall forward the appropriate initial premium due for each Loan with the New Loan Summary Form counting that Loan. Thereafter, the Company shall not be obligated to accept any premium tendered and, if it does so, its liability shall in no event exceed the amount thereof should any Default have occurred prior to its receipt by the Company.

3.4

Renewal Premium--

(a)

The Insured's obligation for the payment of premium due, if any, after the payment of the appropriate initial premium shall continue for each Loan insured hereunder in accordance with the applicable premium plan elected by the Insured for each such Loan, notwithstanding the payment by the Company of Losses with respect to Loans insured hereunder during a Policy Year in an amount equal to the Maximum Cumulative Liability for such Policy Year, until

(i)

coverage for a particular Loan is

(A)

cancelled in accordance with

(I)

Section 3.5 (Cancellation of a Certificate by the Insured)(provided, however, that notice of such cancellation is received by the Company prior to the date that the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year) or

(II)

Section 3.6 (Cancellation of a Certificate by the Company) or a Section specified therein or

(B)

terminated under Section 3.7 (Termination of Coverage) or a Section specified therein or

(ii)

a Claim with respect to that Loan is excluded under Section 4 (Exclusions from Coverage) or

(iii)

a Loss with respect to that Loan is paid in accordance with Section 6.3 (Payment of Loss) or

(iv)

no such renewal premium is due under the applicable premium plan.

(b)

Any such renewal premium must be paid within forty-five (45) days after the anniversary (monthly, yearly or otherwise, as the case may be) of the Effective Date of the Certificate. Although the Company intends to provide the Insured with notice of any applicable renewal premium due dates, the Insured understands and agrees that such notice does not constitute a condition to the Insured's obligation to make timely payment of such subsequent premiums. If the Insured fails to make payment within this time the Company shall

(i)

not be obligated to accept any premium thereafter tendered and, if it does so, its liability shall in no event exceed the amount thereof should any Default have occurred on or after such anniversary date of the Effective Date of any related Certificate and

(ii)

(A) be entitled to offset such premium due, after giving consideration to the preceding subsection (i), against subsequent Loss payments (irrespective of the Policy Year for which such premium is due or with respect to which such Loss payment is due) until such premium has been fully recovered by the Company and

(B)

be entitled to otherwise enforce the Insured's obligation to make such premium payments.

Any Default occurring within such forty-five (45) day period which results in a Claim being filed will not be covered unless the entire premium is paid in accordance with the terms of this Section for the related Loan.

3.5

Cancellation of a Certificate by the Insured--The Insured shall not be entitled to cancel coverage under a Certificate except for the full prepayment of a Loan. The Insured may cancel coverage under a Certificate in the event of the full prepayment of the related Loan. If the required premium has been paid with respect to that Loan and if the applicable premium plan provides for a premium refund, upon receipt of a request for cancellation of coverage and application for premium refund on a form provided or approved by the Company, the Company shall return to the Insured a premium refund calculated according to the applicable cancellation schedule (provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any refund of premium notwithstanding the cancellation of a Certificate by the Insured for the full prepayment of the related Loan) and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto. No refund shall be made retroactively effective more than sixty (60) days from the date of receipt by the Company of a request therefor. There shall be no premium refund for any reason other than the full prepayment of a Loan.

3.6

Cancellation of a Certificate by the Company--The Company shall have the right, at its option and to the extent permitted by applicable law, to cancel coverage under any Certificate with respect to the related Loan if any of the Insured's representations made with respect to such Loan were materially inaccurate or if the Insured has breached its obligations under Section 2.2 (Post-Reporting Audit), Section 2.3 (Copies of Loan File Documents), Section 3.4 (Renewal Premium) or Section 3.10 (Loan Transaction Modifications) or if the Insured has otherwise materially breached any of its obligations hereunder in connection with such Loan or related Certificate. Upon cancellation of coverage pursuant to this Section, the Company's liability shall be limited to the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate with respect thereto. The Insured understands and agrees that the Company has the option, among other remedies, to cancel coverage under a Certificate for the nonpayment of premium but that the Insured itself cannot cancel coverage under a Certificate by the nonpayment of premium.

3.7

Termination of Coverage--The coverage provided under this Policy with respect to any Loan shall automatically terminate upon the failure of the Insured to comply with the conditions and obligations specified in, and as set forth in, Section 3.9 (Loan Modifications) or Section 3.11 (Assumptions). Upon termination of coverage pursuant to this Section, the Company's liability shall be limited to the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto.

3.8

Cancellation/Discontinuance by the Company--Either the Insured or the Company may cancel this Policy by providing thirty (30) days' written notice of cancellation of this Policy, provided, however, that Exception Approvals, Commitments and/or Certificates issued prior to the cancellation of this Policy shall continue in force subject to the terms and conditions hereof. The Company reserves and shall have the right to discontinue the issuance of Exception Approvals, Commitments and/or Certificates pursuant to this Policy at any time, unless the Company shall have committed differently in writing to the Insured, in which event such writing shall govern the right of the Company to discontinue the issuance of Exception Approvals, Commitments and/or Certificates hereunder, by giving the Insured fifteen (15) days' notice thereof but such discontinuance shall not affect the liability of the Company with respect to Exception Approvals, Commitments and/or Certificates previously issued.

3.9

Loan Modifications--Unless advance written approval is obtained from the Company, if the Insured (a) makes any change in the terms of the Loan (including, but not limited to, the borrowed amount, interest rate, term or amortization schedule of the Loan), except as permitted by the terms of the Loan, (b) allows any change in the Property, or (c) releases the Borrower from liability on the Loan, the liability of the Company for coverage under its Certificate shall terminate as of the date of such change or release.  The Company shall not unreasonably withhold approval of a change or release.  Upon termination of coverage under this Section, the Company's liability shall only be for the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto.

3.10

Loan Transaction Modifications--Unless advance written approval is obtained from the Company, if a loan transaction closed by the Insured differed from the related Loan Transaction agreed to by the Company, the Company shall be entitled, within a reasonable time after discovery thereof, to cancel the related Exception Approval, Commitment or Certificate, as the case may be, and its sole liability with respect thereto shall be to refund any related premium previously accepted, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto.

3.11

Assumptions--Unless advance written approval is obtained from the Company, if a Loan is assumed with the prior approval of the Insured, the liability of the Company for coverage under its Certificate shall terminate as of the date of such assumption.  The Company shall not unreasonably withhold approval of an assumption. Upon termination of coverage under this Section, the Company's liability shall only be for the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by ten percent (10%) of the Loan Amount, as shown on the Certificate issued with respect thereto. It is understood that coverage will continue, and that the restriction of this Section shall not apply, if the Insured cannot exercise a Due-on-Sale Clause under the Loan or applicable law.

3.12

Loan Assignment--Unless advance written approval is obtained from the Company, if a Loan is sold, assigned or transferred by the Insured (and the Company reserves the sole and absolute discretion as to whether or not to approve any such sale, assignment or transfer), the coverage under this Policy and the related Certificate may not and will not be assigned to such purchaser, assignee or transferee and the Company shall thereafter, for all purposes under this Policy, including but not limited to the Maximum Cumulative Liability, disregard such sale, assignment or transfer and continue to treat the Insured as the only Person with any interest in such Loan and the Insured agrees that it and any such purchaser, assignee or transferee shall make all such arrangements as between or among themselves as may be appropriate or desirable in light of this restriction on the transfer of coverage under this Policy and the related Certificate.

3.13

Change of Servicing--Servicing of a Loan may be sold, transferred or assigned to a Person approved in writing by the Company without affecting the coverage hereunder for such Loan, subject, nevertheless, to all of the terms and conditions hereof and to all defenses which the Company may have had prior to any such sale, transfer or assignment, and provided that written notice thereof is given to the Company. Any Person servicing Loans under a current and active policy, substantially identical to this Policy, issued by the Company is automatically deemed a Servicer approved in writing by the Company on notification to the Company.

3.14

Coordination of Other Insurance Benefits--

(a)

The Insured shall not carry additional insurance on a Loan which pays benefits upon Default. This prohibition does not apply to credit accident and health insurance or credit life insurance.

(b)

The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, regardless of the type or effective date of such other coverage.

3.15

Premium Checks--The Insured acknowledges that the Company, for the convenience of the Insured, allows premium to be tendered on a bulk basis for multiple transactions rather than on an individual transaction basis and that the Company deposits all checks immediately upon receipt thereof; accordingly, the Insured agrees that the receipt and deposit of a premium check by the Company does not constitute acceptance thereof by the Company until final reconciliation by the Company of the Company's records with any report applicable to such premium.

4

Exclusions from Coverage--The Company shall not be liable for, and this Policy shall not apply to, extend to or cover the following

4.1

Balloon Payment Loans--Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under the Loan which payment arises because the Insured exercises its right to call the Loan or because the term of the Loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "Balloon Payment").

4.2

Effective Date, Cancellation and Termination-- Any Claim resulting from a Default occurring before the Effective Date of this Policy or Certificate or after coverage has been cancelled under Section 3.6 (Cancellation of a Certificate by the Company) or a Section specified therein or after coverage has been terminated under Section 3.7 (Termination of Coverage) or a Section specified therein.

4.3

Incomplete Construction--Any Claim if a required completion certificate was falsely certified by the Borrower.

4.4

Loan Transaction--Any Claim if the loan transaction closed by the Insured with respect to the related Loan differed from the Loan Transaction agreed to by the Company.

4.5

Negligence and Fraud--Any Claim involving or arising out of any dishonest, fraudulent, criminal, or knowingly wrongful act (including error or omission) by any Insured or Servicer, or, with respect to Loans for which coverage was obtained under Section 3.1 (a) or Section 3.1(b), any Claim involving or arising out of negligence of any Insured or Servicer, including, but riot limited to, the negligence of a loan underwriter of the Insured in reporting a Loan or the Insured in originating a Loan or verifying information with respect to a Loan, if the Insured did not in all respects originate the Loan, which fails to conform to the Reporting Program Guidelines, which negligence is material either to the acceptance of the risk or to the hazard assumed by the Company, except that this exclusion shall not include the negligence of a loan underwriter in reporting a Loan which fails to meet the Underwriting Guidelines.

4.6

Non-Approved Servicer--Any Claim occurring when the Servicer, at time of Default or thereafter, was not approved by the Company.

4.7

Physical Damage--Any Claim where there is Physical Damage to the Property, provided, however, that this exclusion shall not apply if the Loan was a Type 1 Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) less than or equal to the Lien Amount or if the Insured has restored the Property, as applicable,

(a)

to its condition as of the Effective Date of the Certificate, reasonable wear and tear excepted, or

(b)

if the Property was not completed in accordance with the construction plans and specifications as of the date of Default, to the condition contemplated by such construction plans and specifications.

4.8

Environmental Impairment--Any Claim where there is Environmental Impairment of the Property.

4.9

Combined Loan-to-Value--Any Claim if the Combined Loan-to-Value exceeded ninety percent (90%).

4.10

Down Payment--Any Claim if, in the event the Loan was for the purchase of the Property, there was no Ten Percent (10%) Down Payment.

4.11

Breach of Conditions and Insured's Obligations--Any Claim resulting from a Default occurring after any material breach by the Insured of the obligations or material failure by the Insured to comply with the conditions set forth in this Policy with respect to the related Loan.

4.12

Defenses--Any Claim if, under applicable law, the Borrower did successfully assert or may have successfully asserted any defense against the Insured so as to release in whole or in part the Borrower's obligation to repay the Loan, provided, however, that this exclusion shall only apply to the extent and amount of such release.

4.13

Loan not Originated by the Insured--Any Claim if the Insured did not either

(a)

in all respects originate the Loan or

(b)

if the Insured did not in all respects originate the Loan, verify with the original sources the Loan File Documents, identified in Sections 1.23 (c), (d), (e), (1), and (n).

4.14

Failure to Conform to Reporting Program Guidelines--Any Claim if the Loan did not meet the Reporting Program Guidelines, as the same may have been modified by an Exception Approval, and if the related Loan was insured under Section 3.1 (a) or Section 3.1(b).

4.15

Failure to be Evidenced by an Eligible Note--Any Claim if the Loan was not evidenced by an Eligible Note.

4.16

Failure to Provide Loan File Documents--Any Claim if the Insured does not provide the Company with the Loan File Documents upon the Company's request therefor.

5

Conditions Precedent to Payment of Loss--It is a condition precedent to the Company's obligation to pay benefits hereunder that the Insured comply with all of the following requirements

5.1

Notice of Default--The Insured shall give the Company written notice

(a)

within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan, or

(b) within ten (10) days of either

(i)

the date when the Borrower becomes three (3) months in Default on the Loan or

(ii)

the date when any proceeding which affects the Loan, any First Deed of Trust or Second Deed of Trust or Junior Deed of Trust or any other instrument creating a security interest in the Property, or the Property or the Insured's or Borrower's interest therein has been started, whichever occurs first.

5.2

Monthly Reports--Following a notice of Default, the Insured shall give the Company monthly reports on forms furnished or approved by the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default and, upon request by the Company, copies of the Loan File Documents.  These monthly reports shall continue until the Borrower is no longer in Default, the related Loss is paid, or any proceeding which affects the Loan, any Second Deed of Trust or Junior Deed of Trust or any other instrument creating a security interest in the Property, or the Property or the Insured's or Borrower's interest therein has been terminated.

5.3

Mitigation of Damages--

(a)

The Insured must file a proof of claim in any bankruptcy or similar state proceeding and must file an "answer," or otherwise take appropriate steps to protect its interest, whether a priority interest or not, to any potential "excess proceeds" in any foreclosure or similar action involving the Property.

(b)

The Insured shall actively cooperate with the Company to prevent and mitigate a Loss and to assist the Company in the Company's attempts to prevent and mitigate a Loss.  If the Company so requests, the Insured shall permit the Company to assist the Insured in the collection of monies due under the Loan, including but not limited to activities such as obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections, and requesting appraisals of the Property.

5.4

Company's Option After Notice of Default--At any time following a notice of Default and before the Insured is required to file a Claim under Section 6.1 (Filing. of Claim), the Company shall have the right to direct the Insured to file a Claim within twenty (20) days and the Company shall make a payment of Loss in accordance with Section 6.3 (Payment of Loss).

5.5

Claim Information--The Insured must provide the Company with

(a)

properly completed Claim on a form approved by the Company requesting payment of a Loss together with all information and documentation requested on or in connection with such form and

(b)

with reasonable promptness, all other documentation and/or information requested by the Company in connection with its investigation and/or processing of the Claim and

(c)

the Loan File Documents and

(d)

an assignment, containing customary representations and warranties, duly and properly executed and in recordable form, of all the Insured's ownership right, title and interest in and to

(i)

the Loan, the Loan File Documents and all related documents and

(ii)

the Eligible Note, properly endorsed in blank, and

(iii)

the originals (or in the case of recorded documents which have not been returned by the recording office, certified copies) of any and all documents executed and/or delivered by or to the Borrower under, and/or any holder of, such Loan including, without limitation,

(A)

any Second Deed of Trust or Junior Deed of Trust and/or other security instruments and

(B)

any policies of title insurance or opinions of title and surveys and

(C)

any certificates and/or policies evidencing homeowners' or other hazard insurance covering the Property and

(D)

any state and/or federal disclosure and/or consumer credit documents.

6

Loss Payment Procedure--

6.1

Filing of Claim--The Insured must file a Claim within thirty (30) days after the Loan becomes six (6) months in Default or within the twenty (20) day period specified in Section 5.4 (Company's Option After Notice of Default), unless a written extension has been granted by the Company.  If the Insured fails to file a Claim within the applicable time, such failure shall be deemed to have been an election by the Insured to waive any right to any benefit under this Policy with respect to such Loan.

6.2

Calculation of Claim Amount--The Claim Amount shall be an amount equal to the sum of

(a)

the amount of unpaid principal balance due under the Loan as of the date of Default and

(b)

the amount of accumulated delinquent interest due on the Loan as of the date of Default computed at the contract rate and not compounded, but excluding applicable late charges and penalty interest, and

(c)

simple interest, on the amount of unpaid principal balance due under the Loan as of the date of Default, from the day after Default until the earlier of the date the Claim is submitted to the Company or is required to be submitted to the Company under Section 6.1 (Filing of Claim), at the lesser of

(i)

the contract rate or

(ii)

seven percent (7%) per annum and

(d)

the amount of Court Expenses and attorneys' fees actually advanced by the Insured (not to exceed $150.00 unless authorized in advance in writing by the Company)

less

(e)

the amount of all rents and other payments (excluding proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Loan or the Property and

(f)

the amount of cash remaining in any escrow account as of the last payment date and

(g)

the amount of cash to which the Insured has retained the right of possession as security for the Loan and all sums as to which the Insured has the right of set-off and

(h)

if the Loan was a Type I Loan in an original amount (as shown in the Exception Approval, Commitment or Certificate issued with respect thereto and identified therein as the Loan Amount) greater than the Lien Amount for Type I Loans or a Type 2 Loan, the amount paid under applicable fire and extended coverage policies which is in excess of the cost of restoring and repairing the Property, if the Property is subject to Environmental Impairment or suffered Physical Damage, and which has not been applied to the payment of the Loan.

6.3

Payment of Loss--Whenever a Loss becomes payable, the Company shall pay to the Insured, within sixty (60) days after the insured has filed a Claim in accordance with Section 5.4 (Company's Option After Notice of Default) or Section 6.1 (Filing of Claim), the lesser of

(a)

the Coverage Percentage (as specified on the Certificate for that Loan) of the Claim Amount less any payments previously made by the Company with respect to that Loan or

(b)

the difference between the Maximum Cumulative Liability for such Policy Year and the aggregate Losses paid by the Company with respect to Loans insured during such Policy Year.

On and after the date on which the aggregate Losses paid by the Company for a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation with respect to Loans insured hereunder during such Policy Year notwithstanding the potential for additional premium to be due hereunder with respect to such Loans.

6.4

Discharge Of Obligation; Offset--Any payment by the Company pursuant to Section 6.3 (Payment of Loss) shall be a full and final discharge of the Company's obligation with respect to such Loss under this Policy.  With respect to any such payment by the Company for which the Company determines, subsequent to any such payment, there was no Loss, the Company shall be entitled to offset such payment against any Loss thereafter becoming payable hereunder.  The Company shall also have the right of offset for unpaid premium as set forth in Section 3.4 (Renewal Premium).

7

Additional Conditions

7.1

Proceedings of Eminent Domain--If any part of the Property is taken or conveyed, or if compensable damages are incurred, by or under threat of eminent domain, condemnation or any other proceedings by any Person, the Insured shall require the Borrower to apply the maximum permissible amount of any compensation received to reduce the principal balance of and interest due under the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Subrogation--

(a)

The Company shall be subrogated to all of the Insured's rights of recovery against the Borrower and any other Person relating to the Loan or to the Property irrespective of the Coverage Percentage selected by the Insured.  The Insured shall execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights.  The Insured shall refrain from any action, either before or after payment of a Loss hereunder, that shall prejudice such rights.

(b)

The execution by the Insured of a release or waiver of the right to collect the unpaid balance of a Loan shall release the Company from its obligation under its Certificate to the extent and amount of said release, anything in this Policy to the contrary notwithstanding.

7.3

Notice--All notices, claims, tenders, reports and other data required to be submitted to the Company by the Insured shall be transferred to the Company by electronic media acceptable to the Company or shall be in writing and mailed postpaid to the Company at its address shown on the face page of this Policy.  The Company may change this address by giving notice to the Insured pursuant to this Section.  All notices to the Insured from the Company shall be transferred to the Insured by electronic media acceptable to the Insured and the Company or shall be in writing and shall be mailed postpaid to the address on the face of this Policy or the last known address unless the Company is otherwise notified in writing.  The Company and the Insured may mutually agree in writing that notices shall be sent to any additional Person.  No liability is incurred by the Company if it is discovered that notice should have been sent to a Person other than the Insured.  All notices, claims, tenders, reports and other data required to be submitted to the Company or the Insured shall be deemed to have been given five (5) days after the date of the postmark when properly mailed or five (5) days after the actual transmission thereof, if sent by electronic media acceptable to the Company and the Insured.

7.4

Combined Loan-to-Value--It is an express condition to coverage under this Policy that the Combined Loan-to-Value not exceed ninety percent (90%).

7.5

Down Payment--It is an express condition to coverage under this Policy, if a Loan is for the purchase of the Property, that the Borrower make a Ten Percent (10%) Down Payment.

7.6

Reports and Examinations--The Company may call upon the Insured for such reports as it may deem necessary and may inspect the books or accounts of the Insured as they pertain to any Loan insured hereunder. The Insured and/or Servicer, as often as may be reasonably required, shall submit to examinations under oath, by any Person named by the Company, and subscribe the same.

7.7

Suit--

(a)

No suit or action for recovery of any claim under this Policy shall be sustained in any court of law or equity unless the Insured has complied with the terms and conditions of this Policy, and unless the suit or action in equity is commenced within one (1) year after the claim has been presented to the Company or the cause of action accrued, whichever is earlier.

(b)

If a dispute arises concerning the Loan and involving either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent.  The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan. The Company shall also have the right to direct the Insured to institute a suit on the Insured's behalf, if this suit is necessary or appropriate to preserve the Company's rights.

(c)

If, under applicable law, the Borrower may successfully assert defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, the Company shall be released from its liability under this Policy to the extent and amount of the release of the Borrower's obligation to repay the Loan.

7.8

Conformity to Statute; Applicable Law--Any provision of this Policy which is in conflict with the law of the jurisdiction in which the original Insured is located, as shown on the face of this Policy, is hereby amended to conform to the minimum requirements of that law.  This Policy, as it pertains to any Certificate, Claim, Commitment, Exception Approval, Loan, or otherwise, shall be governed by and construed in accordance with the laws of the jurisdiction in which the original Insured is located, as shown on the face of this Policy.

7.9

Parties in Interest--This Policy is a first party contract only and shall inure to the benefit of and be binding upon the Company and its successors and assigns and the Insured and its permitted successors and assigns.  Neither the Borrower, nor any successive owner of the Property, nor any other third party, is included or intended as a beneficiary of or an insured under this Policy.  No payments made hereunder to the insured shall affect or lessen the Insured's rights of recovery against the Borrower to which the Company has been subrogated.

7.10

Agency--Neither the Insured, its Servicers, nor any of their employees or agents, including employee and/or agent loan underwriters of the Insured, shall be or shall be deemed to be agents of the Company.

7.11

Electronic Media--The Company and the Insured may agree, from time to time, that information, documents or other data may be transferred to the Insured by the Company or to the Company by the Insured by electronic media acceptable to the Insured and to the Company.  In addition, the Company may maintain information, documents or other data on electronic media or other media generally accepted for business records (such as microfiche).  The Company and the Insured agree that information, documents or other data stored on such electronic or such other media are equally acceptable between the parties for all purposes as information, documents or other data maintained in printed or written form.

7.12

Amendments; Waiver--

(a)

The Company reserves and shall have the right to amend the terms and conditions of this Policy from time to time.  Any such amendment (i) shall be effective only after the Company has given the Insured written notice thereof by an endorsement to this Policy setting forth such amendment and (ii) shall be applicable only with respect to Certificates issued after the effective date of such amendment.  Additionally, the Company and the Insured may modify or amend this Policy in any respect whatsoever or rescind or terminate this Policy without the consent of or notice to the Borrower or any other Person.

(b)

No term, condition or requirement of this Policy shall be deemed waived, modified or otherwise compromised unless such waiver, modification or compromise is stated in a writing duly executed by the Company.  Each of the terms, conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one shall not be construed as a waiver, modification or compromise of any other.

7.13

Indemnification--The Insured agrees to and shall indemnify against and hold each of the Indemnified Persons harmless from all losses, damages, penalties, fines, expenses (including attorney's fees) and costs, incurred by any of them resulting or arising, directly or indirectly, in whole or in part, from a breach by the Insured or any of its employees or agents of any of the agreements or representations contained in Section 3.2 (Representations of the Insured).

7.14

Titles--Titles used for Sections are for convenience of reference only and are not a part of the Terms and Conditions of this Policy.

Table of Contents

I

Definitions

1

1.1  Borrower

1

1.2  Certificate

1

1.3  Claim

1

1.4  Claim Amount

1

1.5  Combined Loan-to-Value

1

1.6  Commitment

2

1.7  Consummated

2

1.8  Court Expenses

2

1.9  Default

2

1.10  Due-on-Sale Clause

3

1.11  Effective Date

3

1.12  Eligible Note

3

1.13  Environmental Impairment

4

1.14  Exception Approval

4

1.15  Fair Market Value

4

1.16  First Deed of Trust

4

1.17  Indemnified Persons

5

1.18  Insured

5

1.19  Junior Deed of Trust

5

1.20  Lien Affidavit

6

1.21  Lien Amount

6

1.22  Loan

6

1.23  Loan File Documents

6

1.24  Loan Transaction

7

1.25  Loss

7

1.26  Maximum Cumulative Liability

7

1.27  New Loan Reporting Form/Application for Insurance

8

1.28  New Loan Summary Form

8

1.29  Permitted Encumbrances

8

1.30  Person

8

1.31  Physical Damage

8

1.32  Policy

9

1.33  Policy Year

9

1.34  Property

9

1.35  Property Value Estimate

9

1.36  Reporting Program Guidelines

9

1.37  Reporting Program Manual

9

1.38  Residential

9

1.39  Servicer

9

1.40  Second Deed of Trust

10

1.41  Specified Dollar Amount

10

1.42  Ten Percent (10%) Down Payment

10

1.43  Type 1 Loan

11

1.44  Type 2 Loan

11

1.45  Underwriting Guidelines

11

1.46  Gender and Number

11

2

Reporting Program

11

2.1   Reporting Program Manual

11

2.2   Post-Reporting Audit

11

2.3  Copies of Loan File Documents

11

3 Coverage

12

3.1  Application

12

3.2  Representations of the Insured

13

3.3  Initial Premium

13

3.4  Renewal Premium

13

3.5  Cancellation of a Certificate by the Insured

14

3.6  Cancellation of a Certificate by the Company

15

3.7  Termination of Coverage

15

3.8  Cancellation/Discontinuance by the Company

15

3.9  Loan Modifications

15

3.10  Loan Transaction Modifications

16

3.11  Assumptions

16

3.12  Loan Assignment

16

3.13  Change of Servicing

16

3.14  Coordination of Other Insurance Benefits

17

3.15  Premium Checks

17

4  Exclusions from Coverage

17

4.1  Balloon Payment Loans

17

4.2  Effective Date, Cancellation and Termination

17

4.3  Incomplete Construction

17

4.4  Loan Transaction

17

4.5  Negligence and Fraud

17

4.6  Non-Approved Servicer

18

4.7  Physical Damage

18

4.8  Environmental Impairment

18

4.9  Combined Loan-to-Value

18

4.10  Down Payment

18

4.11  Breach of Conditions and Insured's Obligations

18

4.12  Defenses

18

4.13  Loan not Originated by the Insured

18

4.14  Failure to Conform to Reporting Program Guidelines

18

4.15  Failure to be Evidenced by an Eligible Note

18

4.16  Failure to Provide Loan File Documents

18

5  Conditions Precedent to Payment of Loss

19

5.1  Notice of Default

19

5.2  Monthly Reports

19

5.3  Mitigation of Damages

19

5.4  Company's Option After Notice of Default

19

5.5  Claim Information

19

6  Loss Payment Procedure

20

6.1  Filing of Claim

20

6.2  Calculation of Claim Amount

20

6.3  Payment of Loss

21

6.4  Discharge Of Obligation; Offset

21

7  Additional Conditions

21

7.1  Proceedings of Eminent Domain

21

7.2  Subrogation

21

7.3  Notice

22

7.4  Combined Loan-to-Value

22

7.5  Down Payment

22

7.6  Reports and Examinations

22

7.7  Suit

22

7.8  Conformity to Statute; Applicable Law

23

7.9  Parties in Interest

23

7.10  Agency

23

7.11  Electronic Media

23

7.12  Amendments; Waiver

23

7.13  Indemnification

7.14  Titles

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

230 N. Elm Street/27401

Telephone: 336-373-0232

P.O. Box 20327

Nationwide: 800-334-0296

Greensboro, NC 27420

FOR
RESIDENTIAL LOAN REPORTING

MASTER POLICY

STANDARD (MN)

The above Residential Loan Reporting Master Policy is hereby amended effective as of the date stated on the face of this Policy as follows:

A.

Section 3.8 (Cancellation/Discontinuance by the Company) is deleted and a new Section 3.8 (Cancellation/Discontinuance by the Company) is substituted reading as follows:

3.8  Cancellation/Discontinuance by the Company--Either the Insured or the Company may cancel this Policy by providing sixty (60) days' written notice of cancellation of this Policy, provided, however, that Exception Approvals, Commitments and/or Certificates issued prior to the cancellation of this Policy shall continue in force subject to the terms and conditions hereof. The Company reserves and shall have the right to discontinue the issuance of Exception Approvals, Commitments and/or Certificates pursuant to this Policy at any time, unless the Company shall have committed differently in writing to the Insured, in which event such writing shall govern the right of the Company to discontinue the issuance of Exception Approvals, Commitments and/or Certificates hereunder, by giving the Insured sixty (60) days' notice thereof but such discontinuance shall not affect the liability of the Company with respect to Exception Approvals, Commitments and/or Certificates previously issued.

B.

A new Section 3.16 (Procedures for Cancellation of Certificates and Policy) is added reading as follows:

3.16

Procedures for Cancellation of Certificates and Policy--Notwithstanding any other provision of this Policy to the contrary, any Certificate and this Policy may only be cancelled during its term for one or more of the following reasons:

(a)

nonpayment of premium;

(b)

misrepresentation or fraud made by or with the knowledge of the Insured in obtaining the Certificate or this Policy or in pursuing a claim under this Policy;

(c)

refusal of the Insured to eliminate known conditions that increase the potential for loss after notification by the Company that the condition must be removed;

(d)

loss of reinsurance by the Company which provided coverage to the Company for a significant amount of the underlying risk insured. A notice of cancellation under

Section 3.16(e) shall advise the Insured that the Insured has ten (10) days from the date of receipt of the notice to appeal the cancellation to the commissioner of commerce and that the commissioner will render a decision as to whether the cancellation is justified because of the loss of reinsurance within five (5) business days after receipt of the appeal;

(e)

a determination by the commissioner that the continuation of the Certificate or this Policy could place the Company in violation of the insurance laws of this state; or

(f)

nonpayment of dues to an association or organization, other than an insurance association or organization, where payment of dues is a prerequisite to obtaining or continuing the Certificate or this Policy.

Subject to the notice provision of Section 3.8 (Cancellation/Discontinuance by the Company), cancellation under Section 3.16(b) through (f) shall not be effective before sixty (60) days after notice to the Insured and such notice of cancellation shall contain a specific reason for cancellation and cancellation under Section 3.16(a) shall not be effective unless the Company shall give notice to the Insured at least ten (10) days prior to the cancellation date of the amount of premium due, the due date and the effect of nonpayment by the due date, and no cancellation for nonpayment of premium shall be effective if payment of the amount due is made before the effective date in the notice.

This Section shall not apply to any Certificate which has been in effect less than ninety (90) days at the time the notice of cancellation is mailed or delivered or this Policy, if it has been in effect less than ninety (90) days at the time the notice of cancellation is mailed or delivered, and such Certificate or this Policy may be cancelled for any reason on at least ten (10) days' notice to the Insured.

C.

Section 6.3 (Payment of Loss) is deleted and a new Section 6.3 (Payment of Loss) is substituted reading as follows:

6.3  Payment of Loss -- Whenever a Loss becomes payable, the Company shall pay to the Insured, within sixty (60) days after the Insured has filed a Claim in accordance with Section 5.4 (Company's Option After Notice of Default) or Section 6.1 (Filing a Claim), any amount finally agreed upon within five (5) business days from the receipt of the agreement by the Company or from the date of the performance by the Insured of any conditions set by such agreement, whichever is later, the lesser of,

(a)

the Coverage Percentage (as specified on the Certificate for that Loan) of the Claim Amount less any payments previously made by the Company with respect to that Loan or

(b)

the difference between the Maximum Cumulative Liability for such Policy Year and the aggregate Losses paid by the Company with respect to Loans insured during such Policy Year.

On and after the date on which the aggregate Losses paid by the Company for a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation with respect to Loans insured hereunder during such Policy Year notwithstanding the potential for additional premium to be due hereunder with respect to such Loans.

D.  Section 7.7(a) is deleted and a new Section 7.7(a) is substituted reading as follows:

(a)  No suit or action for recovery of any claim under this Policy shall be sustained in any court of law or equity unless the Insured has complied with the terms and conditions of this Policy, and unless the suit or action in equity is commenced within two (2) years after the claim has been presented to the Company, or the cause of action accrued, whichever is earlier.

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

230 N. Elm Street/27401

Telephone: 336-373-0232

P.O. Box 20327

Nationwide: 800-334-0296

Greensboro, NC 27420

FOR

RESIDENTIAL LOAN REPORTING

MASTER POLICY

COMBINED LOAN-TO-VALUE

The above Residential Loan Reporting Master Policy is hereby amended effective as of the date stated on the face of this Policy as follows:

A.

Section 1.5 (Combined Loan-to-Value) is deleted.

B.

Section 1.23 (m) is deleted.

C.

Section 4.9 (Combined Loan-to-Value) is deleted.

D.

Section 7.4 (Combined Loan-to-Value) is deleted.

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

230 N. Elm Street/27401

Telephone: 336-373-0232

P.O. Box 20327

Nationwide: 800-334-0296

Greensboro, NC 27420

FOR

RESIDENTIAL LOAN REPORTING

MASTER POLICY

CANCELLATION OF A CERTIFICATE BY THE INSURED

The above Residential Loan Reporting Master Policy is hereby amended effective as of the date stated on the face of this Policy as follows:

Section 3.5 (Cancellation of a Certificate by the Insured) is deleted and a new Section 3.5 (Cancellation of a Certificate by the Insured) is substituted reading as follows:

3.5  Cancellation of a Certificate by the Insured--The Insured shall not be entitled to cancel coverage under a Certificate except for the full prepayment of a Loan.  The Insured may cancel coverage under a Certificate in the event of the full prepayment of the related Loan.  If the required premium has been paid with respect to that Loan and if the applicable premium plan provides for a premium refund, upon receipt of a request for cancellation of coverage and application for premium refund on a form provided or approved by the Company, the Company shall return to the Insured a premium refund calculated according to the applicable cancellation schedule (provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any refund of premium notwithstanding the cancellation of a Certificate by the Insured for the full prepayment of the related Loan) and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by the appropriate percentage of the Loan Amount, as shown on the Certificate issued with respect thereto, unless the Insured provides documentation in form and substance satisfactory to the Company that the Loan has been prepaid, in which case the Maximum Cumulative Liability for the Policy Year shall not be so reduced.  No refund shall be made retroactively effective more than sixty (60) days from the date of receipt by the Company of a request therefor.  There shall be no premium refund for any reason other than the full prepayment of a Loan.

GCD0989 07/00

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA

230 N. Elm Street/27401

Telephone: 336-373-0232

P.O. Box 20327

Nationwide: 800-334-0296

Greensboro, NC 27420

FOR
RESIDENTIAL LOAN REPORTING

MASTER POLICY

MAXIMUM CUMULATIVE LIABILITY (MN ONLY)

The above Residential Loan Reporting Master Policy is hereby amended effective as of the date stated on the face of this Policy as follows:

A.

Section 1.26 (Maximum Cumulative Liability) is deleted and a new Section 1.26 (Maximum Cumulative Liability) is substituted reading as follows:

1.26 Maximum Cumulative Liability--Maximum Cumulative Liability means, as of any date, an amount determined for each Policy Year and equal to the sum of

(a)

twenty percent (20%) of the aggregate total of the Loan Amount, as shown on the Certificate issued with respect thereto, for each Loan insured hereunder during such Policy Year less

(b)

twenty percent (20%) of the aggregate total of the Loan Amount, as shown on the Certificate issued with respect thereto, for each Loan insured hereunder during such Policy Year which

(i)

had the coverage therefor transferred in accordance with Section 3.13 (Change of Servicing) or

(ii)

has had the coverage with respect thereto cancelled by the Insured in accordance with Section 3.5 (Cancellation of a Certificate by the Insured) or

(iii)

has had coverage with respect thereto

(A)

cancelled by the Company in accordance with Section 3.6 (Cancellation of a Certificate by the Company) or a Section specified therein or

(B)

terminated in accordance with Section 3.7 (Termination of Coverage) or a Section specified therein or

(iv)

has had a Claim excluded under Section 4 (Exclusions from Coverage).

The Maximum Cumulative Liability shall not be increased by, nor shall the Insured otherwise receive any credit for, any recoveries by the Company from any Borrower or any other Person in connection with any payment made by the Company under this Policy.

B.

Section 3.6 (Cancellation of a Certificate by the Company) is deleted and a new Section 3.6 (Cancellation of a Certificate by the Company) is substituted reading as follows:

3.6  Cancellation of a Certificate by the Company --The Company shall have the right, at its option and to the extent permitted by applicable law, to cancel coverage under any Certificate with respect to the related Loan if any of the Insured's representations made with respect to such Loan were materially inaccurate or if the Insured has breached its obligations under Section 2.2 (Post-Reporting Audit), Section 2.3 (Copies of Loan File Documents), Section 3.4 (Renewal Premium) or Section 3.10 (Loan Transaction Modifications) or if the Insured has otherwise materially breached any of its obligations hereunder in connection with such Loan or related Certificate. Upon cancellation of coverage pursuant to this Section, the Company's liability shall be limited to the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by twenty percent (20%) of the Loan Amount, as shown on the Certificate with respect thereto. The Insured understands and agrees that the Company has the option, among other remedies, to cancel coverage under a Certificate for the nonpayment of premium but that the Insured itself cannot cancel coverage under a Certificate by the nonpayment of premium.

C.

Section 3.7 (Termination of Coverage) is deleted and a new Section 3.7 (Termination of Coverage) is substituted reading as follows:

3.7 Termination of Coverage -- The coverage provided under this Policy with respect to any Loan shall automatically terminate upon the failure of the Insured to comply with the conditions and obligations specified in, and as set forth in, Section 3.9 (Loan Modifications) or Section 3.11 (Assumptions). Upon termination of coverage pursuant to this Section, the Company's liability shall be limited to the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy year during which such Loan was insured hereunder shall be reduced by twenty percent (20%) of the Loan Amount, as shown on the Certificate issued with respect thereto.

D.

Section 3.9 (Loan Modifications) is deleted and a new Section 3.9 (Loan Modifications) is substituted reading as follows:

3.9  Loan Modifications -- Unless advance written approval is obtained from the Company, if the Insured (a) makes any change in the terms of the Loan (including, but not limited to, the borrowed amount, interest rate, term or amortization schedule of the Loan), except as permitted by the terms of the Loan, (b) allows any change in the Property, or (c) releases the Borrower from liability on the Loan, the liability of the Company for coverage under its Certificate shall terminate as of the date of such change or release. The Company shall not unreasonably withhold approval of a change or release. Upon termination of coverage under this Section, the Company's liability shall only be for the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by twenty percent (20%) of the Loan Amount, as shown on the Certificate issued with respect thereto.

E.

Section 3.10 (Loan Transaction Modifications) is deleted and a new Section 3.10 (Loan Transaction Modifications) is substituted reading as follows:

3.10  Loan Transaction Modifications -- Unless advance written approval is obtained from the Company, if a loan transaction closed by the Insured differed from the related Loan Transaction agreed to by the Company, the Company shall be entitled, within a reasonable time after discovery thereof, to cancel the related Exception Approval, Commitment or Certificate, as the case may be, and its sole liability with respect thereto shall be to refund any related premium previously accepted, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by twenty percent (20%) of the Loan Amount, as shown on the Certificate issued with respect thereto.

F.

Section 3.11 (Assumptions) is deleted and anew Section 3.11 (Assumptions) is substituted reading as follows:

3.11  Assumptions --Unless advance written approval is obtained from the Company, if a Loan is assumed with the prior approval of the Insured, the liability of the Company for coverage under its Certificate shall terminate as of the date of such assumption. The Company shall not unreasonably withhold approval of an assumption. Upon termination of coverage under this Section, the Company's liability shall only be for the return of premium in accordance with the applicable cancellation schedule, provided, however, that on and after the date on which the aggregate Losses paid by the Company with respect to Loans insured hereunder during a Policy Year equal the Maximum Cumulative Liability for such Policy Year, the Company shall have no further obligation for any such refund of premium notwithstanding such termination of coverage and the Maximum Cumulative Liability for the Policy Year during which such Loan was insured hereunder shall be reduced by twenty percent (20%) of the Loan Amount, as shown on the Certificate issued with respect thereto. It is understood that coverage will continue, and that the restriction of this Section shall not apply, if the Insured cannot exercise a Due-on-Sale Clause under the Loan or applicable law.

NOTICE CONCERNING POLICYHOLDER RIGHTS IN AN INSOLVENCY

UNDER THE MINNESOTA INSURANCE GUARANTY ASSOCIATION LAW

This notice regarding the Minnesota Insurance Guaranty Association is required by Minnesota Law. Pursuant to Minnesota law, mortgage guaranty insurance and credit insurance ARE NOT covered by the Minnesota Insurance Guaranty Association. Therefore, the protections outlined in this notice DO NOT apply to your

Residents of Minnesota who purchase property and casualty or liability insurance from insurance companies licensed to do business in Minnesota are protected, SUBJECT TO LIMITS AND EXCLUSIONS, in the event the insurer becomes insolvent. This protection is provided by the Minnesota Insurance Guaranty Association.

Minnesota Insurance Guaranty Association

4640 West 77th Street, Suite 342

Edina, MN 55435

612-831-1908

The maximum amount that the Minnesota Insurance Guaranty Association will pay. in regard. to a., claim under all policies issued; by the: same insurer is limited. to $300,000.  This limit does not apply to worker's compensation insurance.  Protection by the Guaranty Association is subject to other. substantial limitations and exclusions.  To be 'eligible for protection, you. must at the time the claim under the policy arises be either a Minnesota resident,: have your principal place of business: in Minnesota, or if-your principal place of business is in Wisconsin, Iowa, North or South. Dakota, maintain substantial business in Minnesota.  If your claim exceeds the Guaranty Association's limits, you may still: recover a part or all of that amount from the proceeds from the liquidation of the insolvent insurer, if any exists.  Funds to pay claims may not be immediately available.  The Guaranty Association assesses insurers licensed to sell property and. casualty or liability insurance in Minnesota after the insolvency occurs.  Claims are paid from the assessment.

THE PROTECTION PROVIDED BY THE GUARANTY ASSOCIATION IS NOT A SUBSTITUTE FOR USING CARE IN SELECTING INSURANCE COMPANIES THAT ARE WELL MANAGED AND FINANCILLY STABLE.  IN SELECTING AN INSURANCE COMPANY OR POLICY, YOU SHOULD NOT RELY ON PROTECTION BY THE GUARANTYASSOCIATION.

THIS NOTICE IS REQUIRED BY MINNESOTA STATE LAW TO ADVISE POLICYHOLDERS OF PROPERTY AND CASUALTY OR LIABILITY INSURANCE POLICIES OF THEIR RIGHTS IN THE EVENT THEIR INSURANCE CARRIER BECOMES INSOLVENT.  THIS NOTICE IN NO WAY IMPLIES THAT THE COMPANY CURRENTLY HAS ANY TYPE OF FINANCIAL PROBLEMS.  ALL PROPERTY AND CASUALTY INSURANCE OR LIABILITY POLICIES ARE REQUIRED TO PROVIDE THIS NOTICE.

I have read the foregoing notice and received a copy for my records, this ____ day of __________________

Applicant:  ____________________________________________